                                 CYPRESS CREEK
                             OFFICE BUILDING LEASE




                     HALMOS TRADING AND INVESTMENT COMPANY
                                   LANDLORD


                                      AND


                             CITRIX SYSTEMS, INC.
                                    TENANT

                               TABLE OF CONTENTS

SECTION    SUBJECT                                                      PAGE
- -------    -------                                                      ----

1.      DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . .      1
2.      DEMISE  . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
3.      LEASE TERM  . . . . . . . . . . . . . . . . . . . . . . . . .      4
4.      BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . .      5
5.      ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . .      6
6.      INTENTIONALLY DELETED . . . . . . . . . . . . . . . . . . . .     12
7.      USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
8.      COMPLIANCE WITH LAWS  . . . . . . . . . . . . . . . . . . . .     13
9.      QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . .     14
10.     COMMON AREAS  . . . . . . . . . . . . . . . . . . . . . . . .     14
11.     INTENTIONALLY DELETED . . . . . . . . . . . . . . . . . . . .     15
12.     SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . .     15
13.     TENANT'S INITIAL IMPROVEMENTS . . . . . . . . . . . . . . . .     19
14.     NO REPRESENTATIONS BY LANDLORDS . . . . . . . . . . . . . . .     22
15.     ACCEPTANCE OF PREMISES  . . . . . . . . . . . . . . . . . . .     22
16.     REPAIRS   . . . . . . . . . . . . . . . . . . . . . . . . . .     22
17.     ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . .     24
18.     CONSTRUCTION LIENS  . . . . . . . . . . . . . . . . . . . . .     26
19.     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .     27
20.     INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . .     28
21.     DAMAGE OR DESTRUCTION . . . . . . . . . . . . . . . . . . . .     30
22.     EMINENT DOMAIN  . . . . . . . . . . . . . . . . . . . . . . .     31
23.     PARKING   . . . . . . . . . . . . . . . . . . . . . . . . . .     32
24.     ESTOPPEL STATEMENT   . . . . . . . . . . . . . . . . . .  . .     32
25.     NON-DISTURBANCE, SUBORDINATION, AND ATTORNMENT OF LEASE   . .     33
26.     (INTENTIONALLY DELETED)   . . . . . . . . . . . . . . . . . .     34
27.     ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . .     34
28.     SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . . . . .     39
29.     INSOLVENCY, DEFAULT . . . . . . . . . . . . . . . . . . . . .     39
30.     ADDITIONAL LANDLORD RIGHTS; LATE FEES . . . . . . . . . . . .     42
31.     TENANT CLAIMS . . . . . . . . . . . . . . . . . . . . . . . .     43
32.     WAIVER OF DEFAULT . . . . . . . . . . . . . . . . . . . . . .     43
33.     LIEN ON TENANT PROPERTY . . . . . . . . . . . . . . . . . . .     44
34.     RIGHT OF ENTRY  . . . . . . . . . . . . . . . . . . . . . . .     44
35.     NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
36.     ATTORNEYS' AND ACCOUNTANTS' FEES  . . . . . . . . . . . . . .     45
37.     CONDITION OF PREMISES ON TERMINATION OF
        LEASE AND HOLDING OVER  . . . . . . . . . . . . . . . . . . .     45
38.     OCCUPANCY AND PERSONAL PROPERTY TAX . . . . . . . . . . . . .     46
39.     SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
40.     WAIVER OF TRIAL BY JURY . . . . . . . . . . . . . . . . . . .     47
41.     HAZARDOUS MATERIALS . . . . . . . . . . . . . . . . . . . . .     47
42.     INVALIDITY OF PROVISION  . . . . . . . . . . . . . . . . . . .    47
43.     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .     48
44.     (INTENTIONALLY DELETED) . . . . . . . . . . . . . . . . . . .     49

                               TABLE OF CONTENTS

SECTION     SUBJECT                                                     PAGE
- -------     -------                                                     ----

45.     RADON GAS NOTICE ............................................    50
46.     (INTENTIONALLY DELETED) .....................................    50
47.     ENTIRE AGREEMENT ............................................    50
48.     BROKERAGE ...................................................    50
49.     FORCE MAJEURE ...............................................    50
50.     SHORT FORM LEASE ............................................    51
51.     RELATIONSHIP OF PARTIES .....................................    51
52.     DELIVERY OF LEASE INSTRUMENT ................................    51
53.     OPTION TO EXTEND ............................................    51
54.     DELIVERY OF PREMISES ........................................    53
55.     RIGHT OF FIRST REFUSAL ......................................    54


LIST OF EXHIBITS

EXHIBIT "A"     DINING ROOM (S 1.4)
EXHIBIT "B"     DESCRIPTION OF REAL PROPERTY (S 1.8, 1.12)
EXHIBIT "C"     LOCATION OF PREMISES (SS 1.10, 54.1)

                      CYPRESS CREEK OFFICE BUILDING LEASE

                            INDEX OF DEFINED TERMS
                            ----------------------

        TERM                                            SECTION
        ----                                            -------

        ADA ........................................... 5.1.1.2
        Additional Rent ................................... 5.1
        Alterations ...................................... 17.1
        Base Rent ......................................... 1.1
        Broker ............................................ 1.2
        Building Standard Hours ........................ 12.1.2
        Commencement Date ................................. 1.3
        Common Areas ....................................... 10
        Construction Plans ............................... 13.1
        Cosmetic Alterations ............................. 17.1
        Costs of Possession and Reletting .............. 29.3.1
        Dining Room ....................................... 1.4
        Extension Term ................................... 53.1
        Expiration Date ................................... 1.5
        Fair Market Rent ................................. 53.2
        Final Plans ...................................... 13.2
        First Expansion Commencement Date ................. 1.6
        First Expansion Rent Commencement Date ............ 1.7
        First Expansion Space ............................. 1.8
        First Extension Expiration Date ................... 1.9
        Force Majeure ..................................... .49
        Initial Premises ................................. 1.10
        Landlord ..................................... Preamble
        Landlord's Consultant ............................ 13.2
        Lease Term .......................................... 3
        Lease Year ....................................... 1.11
        Office Building .................................. 1.12
        Operating Expenses .............................. 5.1.1
        Permitted Use .................................... 1.13
        Premises ......................................... 1.14
        Rent Commencement Date ........................... 1.15
        Second Expansion Commencement Date ............... 1.16
        Second Expansion Rent
        Commencement Date ................................ 1.17
        Second Expansion Space ........................... 1.18
        Second Extension Expiration Date ................. 1.19
        Taxes ........................................... 5.1.2
        Tenant ....................................... Preamble
        Tenant Affiliate ................................. 27.1
        Tenant Default ................................... 29.1
        Tenant's Initial Improvements ...................... 13
        Tenant's Property ................................ 17.4
        Tenant's Proportionate Share ..................... 1.20
        Toxic Waste Regulations ........................... 7.2
        Transfer ......................................... 27.1
        Transferee ....................................... 27.2

                      CYPRESS CREEK OFFICE BUILDING LEASE
                      -----------------------------------

     THIS LEASE AGREEMENT (this "Lease") is entered into as of this 6th day of June, 1996 between HALMOS TRADING AND INVESTMENT COMPANY, a Florida general partnership ("Landlord"), whose address for the purpose of this Lease is 6400 N.W. 6th Way, Fort Lauderdale, Florida 33309-2114, and CITRIX SYSTEMS, INC. ("Tenant"), whose address is currently 210 University Drive, Suite 700, Coral Springs, Florida 33071. After the "Commencement Date" (as hereinafter defined) of this Lease, the Tenant's address for the purpose of this Lease shall be the "Premises" (as hereinafter defined).

     1.   DEFINED TERMS  The following terms, as used in this Lease, have the
          -------------
following meanings.

          1.1.  "Base Rent":

               a. From the Rent Commencement Date until the First Expansion Rent Commencement Date, an annual rate of $401,301.25;

               b. From and after the First Expansion Rent Commencement Date until the Second Expansion Rent Commencement Date, an annual rate of $525,971.25;

               c. From and after the Second Expansion Rent Commencement Date until the end of the 30th full calendar month of the Lease Term, $606,978.75;

               d. For the 31st through 60th full calendar months after the Rent Commencement Date: an annual rate of $667,676.63 (69,369 square feet x $8.75 per square foot x 1.1)

               e. For the first 30 full calendar months of the first Extension Term (months 61 through 90): an amount which is the greater of 85% of the Fair Market Rent as determined pursuant to Section 53 or an annual rate of $667,676.63.

               f. For the 91st through 120th full calendar months (the final 30 months of the first Extension Term), an amount which is 10% above the amount determined in subparagraph e., above,

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________

                                                         Landlord: [Initials
                                                                   appear here]
                                                                   _____________

               g. For the first 30 full calendar months of the second Extension Term (months 121 through 150): an annual rate equal to 90% of the Fair Market Rent as determined pursuant to Section 53, but in no event less than the annual rate in effect under subparagraph f. above.

               h. For the 151st through 180th full calendar months (the final 30 months of the second Extension Term): an annual rate which is 10% above the amount determined in subparagraph g., above.

               i. For the 181st through 210th full calendar months (the first 30 months of the third Extension Term): an annual rate equal to 90% of the Fair Market Rent as determined pursuant to
                    Section 53, but in no event less than the annual rate in effect under subparagraph h. above.

               j. For the 211th through 240th full calendar months (the final 30 months of the third Extension Term): an annual rate which is 10% above the amount determined in subparagraph i., above.

          1.2  "Broker": Stiles Realty Co. and Syndicon Properties, Inc.

          1.3 "Commencement Date": The day on which Landlord delivers the Initial Premises to Tenant free of all tenants and occupants, in broom clean condition and free of personal property not owned by Tenant, and otherwise in such condition as exists as of the date of this Lease, whether or not Tenant has completed Tenant's Initial Improvements (as hereinafter defined) and whether or not the Premises is usable or habitable as of said day.

          1.4 "Dining Room": The executive dining room/lounge on the third floor of the Office Building, as shown on Exhibit A attached to this Lease.

          1.5 "Expiration Date": The last day of the 60th full calendar month after the Rent Commencement Date.

          1.6 "First Expansion Commencement Date": The day on which Landlord delivers the First Expansion Space to Tenant, free of all tenants and occupants, in broom clean condition and free of

                                                    Tenant:  [Initials
                                                            appear here]
                                                            ------------
                                                  Landlord:  [Initials
                                                            appear here]
                                                            ------------
personal property not owned by Tenant and otherwise in such condition as exists as of the date of this Lease.

          1.7 "First Expansion Rent Commencement Date": On the First Expansion Commencement Date.

          1.8 "First Expansion Space": The north portion of the third floor of the Office Building including the Dining Room (even though the Dining Room may be added to the Premises by Tenant prior to the rest of the First Expansion Space), as shown on Exhibit B attached to this Lease, which is conclusively deemed to contain 14,248 rentable square feet.

          1.9 "First Extension Expiration Date": The fifth anniversary of the Expiration Date.

          1.10 "Initial Premises": The first two floors in the Office Building which two floors are conclusively deemed for purposes of this Lease to consist of 45,863 rentable square feet, as shown on Exhibit "C" annexed here to and made a part hereof.

          1.11 "Lease Year": a twelve (12) calendar month period, the first of which Lease Year commences on the Commencement Date; however, if the Commencement Date does not fall on the first day of a calendar month then the first Lease Year shall contain the remaining days in said month plus the following twelve calendar months. Each subsequent Lease Year shall be twelve full calendar months commencing with the first day of the calendar month following the previous Lease Year.

          1.12 "Office Building": The building presently known as Cypress Creek Office Building, with a street address of 6400 N.W. 6th Way, Fort Lauderdale, Florida 33309, which building is conclusively deemed for the purposes of this Lease to consist of 69,369 rentable square feet and the real property which underlays and is adjacent to the building, which real property is more particularly described on Exhibit B attached to this Lease.

          1.13 "Permitted Use": Executive, administrative, sales, engineering and general offices; software development and testing; assembly of software and related materials; packaging, shipping and receiving of software and related materials, as ancillary to and in connection with the other Permitted Uses; and training and educational conferences.

          1.14 "Premises": (a) From Commencement Date until the First Expansion Commencement Date, the Initial Premises, together with the Dining Room if and when Tenant elects to lease the Dining Room and Landlord delivers possession of the Dining Room in accordance with


                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------
                                    Page 3

Section 54.2 of this Lease; (b) from and after the First Expansion Commencement Date until the Second Expansion Commencement Date, the Initial Premises and the First Expansion Space; and (c) from and after the Second Expansion Commencement Date, the entire Office Building.

          1.15. "Rent Commencement Date":  90 days after the Commencement
Date.

          1.16 "Second Expansion Commencement Date": The day on which Landlord delivers the Second Expansion Space to Tenant, free of all tenants and occupants, in broom clean condition and free of personal property not owned by Tenant and otherwise in such condition as exists as of the date of this Lease.

          1.17 "Second Expansion Rent Commencement Date": the Second Expansion Commencement Date.

          1.18 "Second Expansion Space": The south portion of the third floor of the Office Building (constituting the remainder of the third floor of the Office Building after the First Expansion Space), which is conclusively deemed to contain 9,258 rentable square feet.

          1.19 "Second Extension Expiration Date": The tenth anniversary of the Expiration Date.

          1.20. "Tenant's Proportionate Share": (a) 66% from the Rent Commencement Date until the First Expansion Rent Commencement Date (but Tenant's Proportionate Share shall be increased to 68% if and when Tenant elects to lease the Dining Room and Landlord delivers possession of the Dining Room before the First Expansion Rent Commencement Date in accordance with Section 54.2 of this Lease); (b) 86.65% from and after the First Commencement Date; and (c) 100% from and after the Second Expansion Rent Commencement Date.

     2.   DEMISE:  Subject to and upon the terms and conditions of this Lease,
          ------
Landlord leases to Tenant, and Tenant leases from Landlord the Premises. Landlord shall deliver the Premises to Tenant in accordance with Section 54 of this Lease. Tenant shall have the right to use (in common with others entitled thereto before the Second Expansion Commencement Date and thereafter exclusively) the parking areas, driveways, walkways, entrances, lobbies, hallways, stairways, elevators, rest rooms, pipes, conduits and wires, and the heating, ventilating, air conditioning, electrical, plumbing, emergency and other equipment and systems, located on or used in connection with, the Office Building.

     3.   LEASE TERM.  This Lease shall be for a term (the "Lease Term") which
          ----------
commences on the Commencement Date, and ends on the


                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________
                                                                   [Initials
                                                                   appear here]
                                                         Landlord: _____________

Expiration Date, unless sooner terminated or extended as provided in this Lease.

     4.   BASE RENT:
          ---------

          4.1 Commencing as of the Rent Commencement Date, and continuing throughout the Lease Term, Tenant shall pay Landlord an annual Base Rent as specified in Subsection 1.1 payable without demand in advance of the first day of each calendar month in monthly installments equal to one-twelfth of the then current annual Base Rent due under Section 4.2 of this Lease, plus tax, without any offset or deduction whatsoever (except otherwise expressly provided in this Lease), in lawful money (legal tender for public or private debts) of the United States of America, at Landlord's headquarters address as follows: McGrath & Meyers, 5725 Corporate Way, Suite 101, West Palm Beach, Florida 33407 Attn: Gail Meyers; or elsewhere as designated from time to time by Landlord's written notice in Tenant. If the Lease Term includes a partial calendar month at its end or in the month in which the Rent Commencement Date occurs, the monthly installment of Base Rent due with respect to such calendar month shall be prorated according to the number of days of such calendar month within the Lease Term, and such prorated payment shall be payable on the first day of such calendar month within the Lease Term. If the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date occurs on a day other than the first day of a calendar month, the monthly installment of Base Rent for such calendar month shall be the sum of (i) the monthly installment of Base Rent at the rate of Base Rent in effect before the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be, prorated according the number of days in such calendar month before the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be, and (ii) the monthly installment of Base Rent at the rate of Base Rent in effect after the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be, prorated according the number of days in such calendar month on and after the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be. Upon Tenant's execution of this Lease, Tenant shall pay to Landlord the amount of Base Rent due for the first full calendar month of the Lease Term.

          4.2 Tenant shall pay to Landlord the amount of any sales or similar tax imposed by the State of Florida or any subdivision thereof on the rents and other charges payable by Tenant under this Lease. Such payments on account of sales or similar taxes shall be paid together with the corresponding amounts due under this Lease, and the obligation to pay same shall survive the expiration or earlier termination of this Lease.

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________

                                                         Landlord: [Initials
                                                                   appear here]
                                                                   -------------
                                    Page 5

     5.        ADDITIONAL RENT:
               ---------------

               5.1 In addition to the Base Rent, Tenant shall pay to Landlord all rents, sums and charges other than Base Rent due from Tenant to Landlord under this Lease ("Additional Rent"), at the times and in the manner set forth in this Lease. Additional Rent includes, but is not limited to, Tenant's Proportionate Share of all "Operating Expenses" (as hereinafter defined) described or anticipated in this Section, including "Taxes" (as defined in Subsection 5.1.2), which occur in each calendar year during the Lease Term, payable according to Section 5.3

                    5.1.1. "Operating Expenses" means all reasonable, actual, out-of-pocket expenses, costs and disbursements, of every kind and nature, including Taxes, which Landlord may pay or become obligated to pay during any calendar year because of or in connection with the ownership, management, maintenance and/or operation of the Office Building (including ""Common Areas", as hereinafter defined), and the personal property of Landlord used in the operation of the Office Building, as determined in accordance with generally accepted accounting principles, which are properly chargeable to the operation of the Office Building.

                              5.1.1.1.    By the way of explanation and
clarification, but not by way of limitation, Operating Expenses shall include the following:

                                      (a)    wages and salaries of all employees
to the extent engaged in the operation, management, maintenance, and security of the Office Building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance, pension or retirement benefits, and any other fringe benefits for such employees;

                                      (b)    cost of all supplies, tools,
materials and equipment, whether leased or owned, used in the operation, management and maintenance of the Office Building;

                                      (c)    cost and fees of all utilities,
including water, sewer, electricity, gas and fuel oil used by the Office Building and not collected directly from a tenant;

                                      (d)    reasonable cost and fees of the
Office Building management (which shall not exceed four percent of gross rent from leases of the Office Building);

                                      (e)    janitorial services and trash and
garbage removal;

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________

                                                         Landlord: [Initials
                                                                   appear here]
                                                                   -------------

                              (f)  service, maintenance and replacement of all
systems and equipment including, but not limited to, elevators, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms, fire pumps, fire extinguishers and hose cabinets, mail chutes, and those related to guard service, painting, window cleaning, landscaping and gardening;

                              (g)  reasonable legal, accoujnting and other
professional fees and expenses;

                              (h)  cost and expense of providing and maintaining
security personnel and services;

                              (i)  cost of supplying and cleaning employees'
uniforms and work clothes;

                              (j)  reasonable administrative costs, such as (but
not limited to) postage, stationery, photocopy expenses and other management office supplies;

                              (k)  cost of providing pest control for the Office
Building;

                              (l)  cost of casualty, liability and other
insurance;

                              (m)  any and all occupancy, gross receipts or
rental taxes paid by Landlord in connection with the Office Building, but not income or any other tax imposed or measured by Landlord's income or profits (unless such tax is in lieu of real estate taxes or sales taxes);

                              (n)  any and all Taxes and costs on or related to
the Office Building and any appurtenances, tenements and hereditaments charged to the Office Building by a taxing authority (if the amount of Operating Expenses attributable to the Office Building cannot be separately ascertained, the amount of such Operating Expenses shall be determined on an equitable basis and verified by Landlord's accountant whose determination shall be reviewed, and adjusted if appropriate, by Landlord, annually); and

                              (o)  cost of capital expenditures (other than to
the roof, foundation and exterior windows) including, without limitation, those that reduce Operating Expenses or are required by laws enacted or promulgated after the date of this Lease, but all such capital expenditures shall be amortized over the useful life of the capital item, as determined in accordance with gererally accepted accounting principles, and only the annual amortized portion of such capital expenditure shall be included in Operating Expenses for

                                                           Tenant:  [Initials
                                                                  appear here]
                                                                  -------------

                                                         Landlord:  [Initials
                                                                  appear here]
                                                                  -------------
any calendar year. Notwithstanding the foregoing, it shall be excluded from Operating Expenses, the cost of compliance with laws existing prior to the date of this Lease (except the Tenant shall be responsible directly, and not as Operating Expenses, for expenses relating to compliance with such laws to the extent required in connection with its use or occupancy of the Premises or its Alterations or other tenant improvements).

                         5.1.1.2.  Notwithstanding any other provision of the
Lease, Operating Expenses will be deemed to specifically exclude the following:

                              (i)     the cost to Landlord of repairs made, or
other work done, by Landlord as a result of fire, windstorm or other insurable casualty or by the exercise of eminent domain;

                              (ii)    amounts for which reimbursement has been
made to Landlord by any tenant for "extra hours" services rendered to it by Landlord;

                              (iii)   damages, attorneys' fees, fines, penalties
or other costs incurred by Landlord due to its violation of any lease, contract, law or governmental rule or authority;

                              (iv)    salaries, wages and benefits of Landlord's
executive personnel or officers or partners of Landlord;

                              (v)     depreciation expense on the Office
Building;

                              (vi)    cost of capital expenditures made by
Landlord other than those permitted in subsection 5.1.1(q);

                              (vii)   all costs for which Tenant is being
charged other than pursuant to the operating expense clauses;

                              (viii)  the cost of any repair made by Landlord
because of the total or partial destruction of the Office Building or the condemnation of a portion of the Office Building;

                              (ix)    the cost of any items for which Landlord
is reimbursed by insurance or otherwise compensated by parties other than Tenant;

                              (x)     any operating expense representing an
amount paid to a related corporation, entity or person

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   -------------

                                                         Landlord: [Initials
                                                                   appear here]
                                                                  -------------
which is in excess of the amount which would be paid in the absence of such relationship;

                              (xi)    environmental compliance, testing and the
cost of removal, abatement, remediation or treatment of asbestos or any other hazardous substances or gas unless related to Tenant's acts or hazardous substances placed on, above or under the real property after the Commencement Date;

                              (xii)   principal, interest and other charges
related to indebtedness secured by a mortgage or other security interest covering any portion of the Office Building;

                              (xiii)  leasehold improvements which are made in
connection with the preparation of any portion of the Office Building for occupancy by a new tenant or which are not provided generally for the benefit of all tenants of the Office Building;

                              (xiv)   any expansion of the rentable area of the
Office Building;

                              (xv)    efforts to lease portions of the Office
Building or to procure new tenants for the Office Building, including advertising fees, leasing commissions and attorneys' fees;

                              (xvi)   negotiations or disputes with any tenant
of the Office Building;

                              (xvii)  Landlord's general overhead not directly
related to the management or operation of the Office Building;

                              (xviii) vacant space;

                              (xix)   compliance by Landlord with laws existing
as of date of this Lease, including, without limitation, the Americans with Disabilities Act of 1990 ("ADA") and the existing regulations and standards thereunder, provided that Tenant shall be responsible for compliance with existing laws (including, without limitation, the ADA and the existing regulations and standards thereunder) in connection with its use and occupancy of the Premises, its Alterations and other tenant improvements, and Tenant shall specifically be responsible for sprinklering if required;

                              (xx)    repairs necessary to cure defects in the
initial construction of the roof, foundation, exterior walls or other structural components of the Office Building; and

                                                           Tenant: [Initials
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                                                         Landlord: [Initials
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

                              (xxi)   any repairs and replacements necessary for
Landlord to comply fully with its warranty set forth in the first sentence of
Section 16.1 of this Lease.

                    5.1.2. "Taxes" means all amounts of impositions, taxes, assessments (special or otherwise), water and sewer charges and rents, impact fees and other governmental liens and charges of any and every kind, and substitutes therefor, and each and every installment thereof including any charges or interest on such amounts which may be or are paid in installments, nad all costs incurred by Landlord in contesting or negotiating such amounts with any governmental or regulatory authority attributable in any manner to the Office Builing or the rents receivable from all or any part of the Office Building, or any use of it, or any facility or personal property located in or on it or any charge or other payment required to be paid to any governmental authority, however designated in connection with Landlord's ownership or operation of the Office Building. Nothing in this Section 5 shall be construed to include as a tax which shall be the basis of Taxes any inheritance, estate, succession, transfer, franchise, excise or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax-paying entity without regard to Landlord's income source (irrespective of whether differing tax rates are applicable to different types of income) as arising from or out of the Office Building or any tax payable by Tenant pursuant to any other provisions of this Lease. If any Taxes may be paid in installments, Landlord shall pay such Taxes over the maximum period permitted by law and Operating Expenses for any calendar year shall include only the installments of such Taxes required to be paid in such year. The annual ad valorem real estate taxes with repsect to the Office Building will be paid in time to obtain the 4% maximum discount permitted under law.

               5.2 Landlord agrees to maintain accounting books and records reflecting the Operating Expenses in accordance with generally accepted accounting principles. Tenant and its representatives shall have the right, upon reasonable advance notice, to examine Landlord's books and records with respect to Operating Expenses during normal business hours at Landlord's offices. If it is determined that Landlord overcharged Tenant by more than five percent, Landlord shall reimburse Tenant for the reasonable, out-of-pocket expenses of Tenant's examination, and Landlord shall promptly refund any overcharge to Tenant.

               5.3 Commencing with the Rent Commencement Date, Tenant shall, on the first day of each month in advance pay to Landlord equal monthly installments on account of the amount reasonably projected by Landlord for Tenant's Proportionate Share of Operating Expenses for the then current calendar year, based upon the most recent data available to Landlord, from time to time, for Operating Expenses. Within 180

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                                                         Landlord: [Initials
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days after the end of each calendar year during the Lease Term, Landlord shall submit to Tenant a statement showing the actual amount which should have been paid by Tenant with respect to Operating Expenses for the past calendar year, the amount of those expenses actually paid during that year by Tenant and the amount of the resulting balance due on those expenses, or overpayment of them, as the case may be. Said statement shall become final and conclusive between the parties, their successors and assigns as to the matters set forth in it unless Tenant, within sixty (60) days of receipt by Tenant of such statement, sends a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt of the statement and any overpayment shall be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated Operating Expenses or, if by reason of any termination of this Lease no such future obligation exists, shall be refunded to Tenant at the time of the delivery of such statement to Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms of this Lease, because of any objection which Tenant may raise with respect to the statement. If at the time of the resolution of said objection the Lease Term has expired, Landlord shall immediately refund to Tenant any overpayment found to be owing to Tenant.

          5.4. Additional Rent for the final months of this Lease is due and payable even though it may not be calculated until subsequent to the Expiration Date or earlier termination of this Lease. Operating Expenses for the calender years during which this Lease commences and terminates shall be prorated on a daily basis according to that portion of said calendar year that this Lease shall have actually been in effect. If the Rent Commencement Date occurs on a day other than the first day of a calendar month, or if the Lease Term ends on a day other than the last day of a calendar month, the monthly installment of Tenant's Proportionate Share of Operating Expenses payable by Tenant for such partial calendar month shall be prorated according to the number of days in such calendar month within the Lease Term. If the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date occurs on a day other than the first day of a calendar month, the monthly installment of Tenant's Proportionate Share of Operating Expenses payable by Tenant for such calendar month shall be the sum of (i) the monthly installment of Tenant's Proportionate Share of Operating Expenses, based on Tenant's Proportionate Share in effect before the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be, prorated according the number of days in such calendar month before the First Expansion Rent Commencement Date or the Second


                                                           Tenant: [Initials
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                                                                   [Initials
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                                  Page 11

Expansion Rent Commencement Date, as the case may be, and (ii) the monthly installment of Tenant's Proportionate Share of Operating Expenses, based on Tenant's Proportionate Share in effect after the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be, prorated according the number of days in such calendar month on and after the First Expansion Rent Commencement Date or the Second Expansion Rent Commencement Date, as the case may be.

          5.5. Failure of Landlord to furnish in a timely manner the annual statement of actual Operating Expenses or to give notice of an adjustment to rent under this Section 5 shall not prejudice or act as a waiver of Landlord's right to furnish such statement or to give such notice at a subsequent time or to collect any balance of the Additional Rent for any preceding period, unless such failure continues for 60 days after written notice from Tenant to Landlord.

          5.6. Tenant recognizes that Landlord's statements showing the estimate of Operating Expenses for any calendar year may be rendered at the end of the previous calendar year or the beginning of such calendar year. If Landlord's statement is rendered subsequent to the beginning of a calendar year, Tenant shall continue to pay monthly installments of Tenant's Proportionate Share of Operating Expenses at the rate in effect for the prior calendar year and, should a deficiency in such monthly installments result by virtue of an Landlord's estimate of the Operating Expenses for the current year, Tenant shall pay the amount of such deficiency, if any, in full, in addition to the next monthly rent payment. Landlord shall have the right to adjust the estimate of Operating Expenses set forth in a prior Landlord's statement for any Lease Year based on more recent or accurate data and bill Tenant for any deficiency in Tenant's monthly installments of Tenant's Proportionate Share of Operating Expenses for the then current calendar year made as of the issuance of the adjusted estimate. Any such deficiency payment shall be due within fifteen (15) days of Tenant's receipt of such bill.

     6.    INTENTIONALLY DELETED:
           ---------------------

     7.    USE:
           ---

          7.1. Tenant shall use and occupy the Premises for the Permitted Use and for no other use or purpose. The Premises shall not be used for retail sales or for any illegal purposes or in violation of any regulation or any governmental body, or in any manner which creates any nuisance or trespass, or vitiates any insurance. Landlord represents and warrants to Tenant that the use of the Premises for the Permitted Uses shall not vitiate any insurance.



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                                                                   [Initials
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                                                         Landlord: -------------

          7.2. Tenant shall not permit the presence, handling, use, storage or transportation of hazardous, toxic or otherwise dangerous materials in or about the Premises or the Office Building, except (a) as an incidental, customary office use such as the use of photocopier ink and (b) in strict compliance with all laws, ordinances, rules, regulations, orders and guidelines, related to all toxic, dangerous and hazardous materials, of all governmental and regulatory authorities having jurisdiction, and of the Board of Insurance Underwriters ("Toxic Waste Regulations"). In no event shall Tenant manufacture or dispose of hazardous or toxic materials in or about the Premises, the Office Building; Tenant shall cause them to be disposed of only by means of a duly licensed hazardous waste disposal service and in accordance with Toxic Waste Regulations. Tenant shall provide Landlord with copies of all pertinent documentation establishing disposal in accordance with the foregoing including, without limitation, manifests and receipts for materials. Tenant shall obtain and maintain throughout the Lease Term and any extensions or renewals thereof all licenses and permits required in connection with Tenant's activities which may involve hazardous or toxic materials. Tenant shall allow access to the Premises by Landlord, the Broward County Department of Environmental Resources Management, and other applicable regulatory authorities so that such parties may assure compliance with the requirements of this Subsection 7.2. Tenant acknowledges that it is aware of the penalties for improper disposal of hazardous waste as set forth in Section 403.727, Florida Statutes; Tenant warrants and represents to and covenants with Landlord that Tenant shall comply with all requirements of Toxic Waste Regulations including, without limitation, the applicable requirements of Chapter 403, Florida Statutes. Tenant represents and warrants that Tenant shall at all times during the Lease Term or any extension or renewal thereof be in compliance with Toxic Waste Regulations, and shall indemnify, defend and hold Landlord and Landlord's mortgagees harmless from and against any and all claims, liabilities, injuries, damages, costs and expenses (including attorneys' fees) arising from, growing out of or related to any breach of the covenants, representations or warranties of this Subsection 7.2. The provisions of this Subsection 7.2 shall survive the termination of this Lease.

     8.    COMPLIANCE WITH LAWS: Tenant shall comply with all laws and
           --------------------
governmental and applicable insurance underwriters' rules, regulations, decrees or requirements applicable to and shall obtain all permits relating to, Tenant's use and occupancy of the Premises, including, without limitation, any sprinklering required (if any) and compliance with the ADA. Landlord shall comply with all laws and governmental and insurance underwriter's rules, regulations, decrees, or requirements applicable to the Office Building (other than those applicable to Tenant's use and occupancy of the Office Building, or to Tenant's Alterations or Tenant's other tenant improvements). Expenses relating to compliance by Landlord with any law, rules, regulations,





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                                                        ------------------------
                                                        [Initials appear here]
                                              Landlord: ------------------------
codes or ordinances (including, without limitation, modifications to the ADA and its rules and regulations) enacted or promulgated after the date of this Lease shall be passed through to Tenant as an Operating Expense, to the extent set forth in Section 5.1.1 of this Lease. If, as a result of any change in governmental laws, ordinances and regulations, the Premises must be altered lawfully to accommodate Tenant's use and occupancy, such alterations shall be made only in accordance with Section 17 of this Lease, but the entire cost of such alterations shall be borne by Tenant; the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or to alter the Premises to comply, with such laws, ordinances and regulations. If Tenant receives notice of any claim of violation of any law, rule or regulation applicable to the Premises, Tenant shall give prompt notice of such notice to Landlord. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants in the Office Building. Tenant shall not overload the floors, nor shall Tenant install any safes or heavy equipment of any kind without Landlord's prior written consent which shall not be unreasonably withheld or delayed but, if granted, may be conditioned upon moving by skilled licensed handlers and installation and maintenance at Tenant's expense of special reinforcings and settings adequate to absorb and prevent noise and vibration. Tenant will be responsible for any upgrades to the Building or Common Areas required to comply with current laws including, without limitation, building codes and ADA that are required in connection with Tenant's Initial Improvements or Tenant's particular use and occupancy of the Premises.

        9.      QUIET ENJOYMENT:    Upon payment by Tenant of the rents provided
                ---------------
in this Lease, and upon the observance and performance by Tenant of all terms, provisions, covenants and conditions on Tenant's part to be observed and performed by it, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, subject to all of the terms, provisions, covenants and conditions of this Lease. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by other tenants or mortgagee or ground lessors or other parties claiming by, through or under Landlord.

        10.     COMMON AREAS:
                ------------

                10.1 "Common Areas" means all common areas and other facilities of the Office Building furnished by Landlord, including (if any) all public lobbies, parking areas, truck way or ways, loading areas and loading dock facilities, pedestrian walkways and ramps, landscaped areas, stairways, corridors, directory signs and equipment, mechanical rooms, utility lines and the like up to the electrical distribution panel serving the occupant exclusively and any of the foregoing areas or facilities which serve the Common Areas; washrooms, drinking fountains, toilets and other public facilities; exterior

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________
                                                                   [Initials
                                                                   appear here]
                                                         Landlord: _____________
portions of the Premises, and of all premises leased to or held for lease to tenants; those portions of the Premises and of all other premises leased or held for lease used for the installation of utility lines and other installations required to service tenants or occupants of the Office Building and to maintain and repair them; areas used for building stairs, fire towers, elevator shafts, flues, vents, pipes, stacks, pipe shafts, and ducts; areas of the Office Building with respect to which easements have been granted in favor of the Office Building or the Premises under any easement agreements or which otherwise benefit the Premises or the Office Building; and other areas and improvements, provided by Landlord for the general use, in common, of tenants, their officers, agents, employees, servants, invitees, licensees, visitors, patrons and customers. Landlord shall have the right to enter upon the Common Areas for the purpose of inspecting same or performing maintenance and repairs required under this Lease or necessary to keep the Office Building in good condition and working order and, in connection with such maintenance and repairs, to temporarily close portions of the Common Areas; to police the Common Areas; to close or relocate all or any portion of the Common Areas or facilities to such extent as may in the opinion of Landlord's counsel be legally necessary to prevent a dedication of such areas or facilities or the accrual of any rights to any person or the public in such areas or facilities; provided, however, Landlord shall use reasonable efforts to avoid interference with Tenant's use and occupancy of the Office Building. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby facility, building, land, street, alley or other area; provided, however, Landlord shall use reasonable efforts to avoid interference with Tenant's use of the Office Building, and Landlord shall remain liable for the negligence and willful misconduct of Landlord and its agents, employees and contractors.

                10.2 Landlord and Tenant each respectively covenant and agree that in connection with its use of the Common Areas it will use reasonable efforts to proceed expeditiously with any work which it does, so as to minimize any disturbance to the Common Areas or to the ordinary and usual conduct of business in the Office Building.

        11.     INTENTIONALLY DELETED
                ---------------------

        12.     SERVICES:
                --------

                12.1    Landlord will furnish the following services to Tenant:

                        12.1.1. automatically operated passenger elevator service, public stairs, electrical current for normal office use, and hot and cold water at those points of supply provided for

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________
                                                                   [Initials
                                                                   appear here]
                                                         Landlord: _____________
general use of its tenants at all times and on all days throughout the year; and

               12.1.2. heat and air conditioning reasonably sufficient to cool the Premises during Monday through Friday from 7:00 A.M. to 10:00 P.M.,and on Saturdays from 9:00 A.M. to 2:00 P.M., except New Year's Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, Christmas Day and federal and Florida state holidays of general application ("Building Standard Hours"). Tenant hereby acknowledges that it has reviewed, accepted and approved the HVAC specifications and accepts the HVAC system in its "as is" condition.

          12.2 In the event separate meters are installed for Tenant's use of any utilities on the Premises, Landlord shall have no responsibility to provide such utility service, but Tenant shall have the right to obtain such utilities directly from the appropriate utility company through the pipes, conduits and wires on the Office Building, and Tenant shall pay the full cost of such utility service directly to the appropriate utility.

          12.3 No electric current shall be used except that furnished or approved by Landlord, nor shall electric cable or wire be brought into the Premises, except upon the written consent and approval of Landlord, which approval and consent shall not be unreasonably withheld or delayed. Tenant shall use only office machines and equipment which operate on the Office Building's standard electric circuits, but which in no event shall overload the Office Building's standard electric circuits from which Tenant obtains electric current. Any consumption of electric current requiring special circuits or equipment, such as automatic data processing equipment or supplemental air conditioning units (the installation of which shall be at Tenant's expense after approval in writing by Landlord, which approval shall not be unreasonably withheld, delayed or conditioned), shall be paid to Landlord by Tenant as Additional Rent in an amount to be determined by Landlord based upon Landlord's reasonably estimated cost of such excess electric current consumption or based upon the actual cost if such excess electric current consumption is separately metered. Tenant shall pay its equitable, proportionate share of the cost of equipment which may be installed from time to time to service or provide such excess electricity for Tenant and, if appropriate, one or more other tenants.

          12.4 Furthermore, Landlord reserves the right to stop the service of the air-cooling, elevator, electrical, plumbing or other mechanical systems or facilities in the Office Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements requested by Tenant or required under this Lease or by law, or necessary to be made in the judgment of Landlord, until said repairs, alterations,

                                                           Tenant: [Initials
                                                                   appear here]
                                                                   _____________
                                                                   [Initials
                                                                   appear here]
                                                         Landlord: _____________
replacements or improvements shall have been completed; provided, however, Landlord shall use reasonable efforts to avoid material interference with Tenant's use and occupancy of the Office Building. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator, plumbing or electricity when prevented by Force Majeure or by any cause whatsoever reasonably beyond Landlord's control, or by laws, orders, rules or regulations of any federal, state, county or municipal authority; provided, however, Landlord shall use reasonable efforts to eliminate the cause of such interruption, curtailment or failure. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle. Tenant to any compensation or to any abatement or diminution of Base Rent or Additional Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise; provided, however, (i) Landlord shall use reasonable efforts to avoid material interference with Tenant's and occupancy of the Office Building and to eliminate the cause of such interruption, curtailment or failure; and (ii) any such stoppage, interruption, curtailment or failure does not arise out of the negligence or willful misconduct of Landlord or its agents, employees or contractors and persist for more than two business days.

          12.5 If any governmental authority shall order mandatory energy conservation or if Landlord elects (with Tenant's consent which will not be unreasonably withheld or delayed) voluntarily to cooperate in energy conservation at the request of any governmental authority including, but not limited to, a reduction in operating hours or lighting usage, then Tenant shall comply with such requirements. Tenant's compliance with such requirements shall not entitle Tenant to any abatement of rent or damages for any injury or inconvenience occasioned thereby nor shall it be construed as an eviction or disturbance of possession.

          12.6 Services described in Subsection 12.1 for times or days other than as prescribed in said subsection will be made available by Landlord for the benefit of Tenant provided Tenant has given Landlord written notice at least twenty-four (24) hours in advance. Tenant shall pay on demand as Additional Rent Landlord's then-standard charge for such additional service(s).

          12.7 Tenant, as its expense, shall obtain cleaning and janitorial services for the interior portions of the Office Building. If Tenant does not arrange directly for the removal of refuse and rubbish from the Premises, Tenant shall pay to Landlord, as a component of Operating Expenses, the cost of removal of any of Tenant's refuse and rubbish from the Premises.

                                                Tenant: [Initials appear here]
                                                        ------------------------
                                                        [Initials appear here]
                                              Landlord: ------------------------

          12.8. Anything in this Section 12 to the contrary notwithstanding, Landlord shall not be responsible if the normal operation of the Office Building air-cooling system shall fail to provide cooled air at reasonable temperatures, pressures or degrees of humidity or any reasonable volumes or velocities in any parts of the Premises or the Office Building by reason of (a) unusual human occupancy factors, (b) any machinery or equipment which produces unusual excess heat and/or (c) any rearrangement of partitioning or other improvements in the Premises. In the event Tenant requires additional air conditioning equipment, whether units, chillers, condensers, compressors, ducts, piping or other equipment, such additional air conditioning equipment will be installed and maintained by Landlord at Tenant's sole cost and expense, but only if, in Landlord's reasonable judgment, the same will not cause damage or injury to the Office Building or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants. Tenant shall reimburse Landlord, as Additional Rent, in such an amount as will compensate Landlord for the cost incurred by Landlord in operating such additional air conditioning equipment, including, but not limited to, electricity.

          12.9. Landlord, through the Lease Term, upon reasonable advance notice except in an emergency, shall have free access to any and all mechanical installations of Tenant or of Landlord in the Premises, including but not limited to air-cooling, fan, ventilating, machine rooms, electrical closets, the phone for others in the Office Building) and any areas necessary for maintenance, repair and alterations to the security system, UPS equipment (standby generator) and any other facilities located in the Premises and serving other parts of or occupants in the Office Building, but Landlord shall use reasonable efforts to avoid material interference with Tenant's use of the Office Building.

          12.10. If a sprinkler system is installed in the Office Building (without any obligation whatsoever by Landlord to install same) and the sprinkler system or any of its appliances shall be damaged or injured or not be in proper working order by reason of any act or negligence of Tenant, Tenant's agents, servants, employees, licensees or visitors, Landlord may, after notice to Tenant and the expiration of 10 business days (unless an emergency in which case no notice will be required) without Tenant repairing such damage or injury (or such shorter time period if required by law) or if same cannot be repaired in ten business days, such longer time provided Tenant has commenced such repair within ten business days and is continuing such repair without interruption, Landlord may restore the same to good working condition at Tenant's sole cost and expense.


                                                Tenant: [Initials appear here]
                                                        ------------------------
                                                        [Initials appear here]
                                              Landlord: ------------------------

          12.11 Landlord shall provide normal landscaping and window cleaning similar to comparable first class buildings in Fort Lauderdale, Florida.

          12.12. Subject to Force Majeure, Tenant shall have access to the Premises and parking facilities 24 hours a day, 7 days a week, 52 weeks per year.

          12.13. Tenant has inspected and approved the electronic security system in the Office Building and understands and acknowledges that Landlord has no obligation to upgrade same. Tenant understands that the above security relates only to the entrance to the Office Building and not to the Premises, and Tenant is responsible for the security with respect to the Premises.

          12.14 Tenant understands and acknowledges that Landlord makes no representation or warranty regarding the condition of the UPS equipment and that Landlord shall have no obligation whatsoever to maintain or repair same during the Lease Term; however, if Landlord elects to maintain or repair such equipment, the cost of the maintenance and repair shall be included in Operating Expenses.

     13.  TENANT'S INITIAL IMPROVEMENTS.
          ------------------------------

          13.1. Tenant shall complete or cause the completion of the initial buildout of the Premises as shown on the Final Plans (as defined in Subsection 13.2) and as more fully described in this Section ("Tenant's
Initial Improvements"). At Tenant's sole cost and expense, Tenant shall submit to Landlord its complete and detailed architectural, structural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of Florida and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant's Initial Improvements ("Construction Plans") for Landlord's approval. Landlord shall not unreasonably withhold, delay or condition its approval of the Construction Plans. If applicable, Tenant's Construction Plans shall include all information necessary to reflect Tenant's requirements for the installation of any supplemental air conditioning system and ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any special or non-standard facilities to the Office Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than one (1) set of sepia and five (5) sets of black and white prints. Tenant's Construction Plans shall include, but not be limited to, indication or identification of the following:

               13.1.1. locations and structural design of all floor area requiring live load capacities in excess of 75 pounds per square foot;


                                                Tenant: [Initials appear here]
                                                        ------------------------
                                                        [Initials appear here]
                                              Landlord: ------------------------

               13.1.2.        the density of occupancy in large work areas;

               13.1.3. the location of any food service areas or vending equipment rooms;

               13.1.4.        areas requiring 24-hour air conditioning;

               13.1.5. any partitions that are to extend from floor to underside of structural slab above;

               13.1.6.        location of rooms for telephone equipment;

               13.1.7. locations and types of plumbing, if any, required for toilets (other than core facilities), sinks, drinking fountains, etc.;

               13.1.8. light switching of offices, conference rooms, etc.;

               13.1.9. layouts for specially installed equipment, including computers, size and capacity of mechanical and electrical services required and heat projection of equipment;

               13.1.10. dimensioned location of: (a) electrical receptacles (120 volts), including receptacles for wall clocks, and telephone outlets and their respective locations (wall or floor), (b) electrical receptacles for use in the operation of Tenant's business equipment which requires 208 volts or separate electrical circuits, (c) electronic calculating, CRT systems, etc., and (d) special audio-visual requirements;

               13.1.11. special fire protection equipment and raised flooring;

               13.1.12.       reflected ceiling plan;

               13.1.13. information concerning air conditioning loads, including, but not limited to, air volume amounts at all supply vents;

               13.1.14. non-building standard ceiling heights and/or materials;

               13.1.15. materials, colors and designs of wall coverings and finishes;

                                               Tenant:  [Initials appear here]
                                                        ------------------------
                                             Landlord:  [Initials appear here]
                                                        ------------------------

               13.1.16. painting and decorative treatment required to complete all construction;

               13.1.17.       swing of each door;

               13.1.18. a schedule for doors (including dimensions for undercutting of doors to clear carpeting) and frames complete with hardware; and

               13.1.19. all other information reasonably necessary to make the work complete and in all respects ready for operation.

     13.2. Landlord or any person Landlord designates (by written notice to Tenant) to act for it for the purposes described in this Section 13 ("Landlord's Consultant"), shall respond to Tenant's request for approval of Tenant's Construction Plans within five (5) business days of their submission, prepared in accordance with the terms of this Lease, time being of the essence. In the event Landlord or Landlord's Consultant shall disapprove of all or a portion of Tenant's Construction Plans, it shall set forth its reasons therefor in reasonable detail, in which event Tenant shall revise its Construction Plans and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Landlord or Landlord's Consultant shall respond to Tenant's request for consent of its revised plans within three (3) business days of submission, time being of the essence. Neither the recommendation or designation of an architect nor the approval of the Construction Plans by Landlord ("Final Plans") shall be deemed to create any liability on the part of Landlord with respect to the design, functionally or specifications set forth in the Final Plans.

     13.3. Tenant shall be responsible and pay for all work depicted on the Final Plans.

     13.4. Tenant shall indemnify and save Landlord harmless from and against any and all loss, liability, damage, cost and expense, including without limitation, reasonable attorneys' fees and disbursements, claimed or actually from, growing out of or related to (a) any act, or negligence of Tenant or anyone entering the Premises or Office Building with Tenant's permission, or (b) the performance of the Tenant's Initial Improvements. The provisions of this Subsection 13.4 shall survive the termination of this Lease.

     13.5. Tenant shall have the right to make revisions to the Construction Plans ("Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld provided the Revisions are non-structural in nature. Landlord shall either approve or disapprove the Revisions within five (5)


                                               Tenant: [Initials appear here]
                                                       ------------------------
                                             Landlord: [Initials appear here]
                                                       ------------------------
business days after submission thereof by Tenant, time being of the essence. Without limiting the generality of the foregoing, no Revision will be approved unless (a) all changes to and modifications from Tenant's Final Plans are circled or highlighted as per standard industry practices and (b) said Revisions conform with the requirements of Subsection 13.1.

            13.6. Tenant shall use reasonable efforts to complete Tenant's Initial Improvements with diligence and continuity.

     14.    NO REPRESENTATIONS BY LANDLORD:  Tenant acknowledges that no
            ------------------------------
representation as to the condition of the Premises or Office Building, or as to any matter related to this Lease, have been made by Landlord, unless such are expressly set forth in this Lease.

     15.    ACCEPTANCE OF PREMISES:  Subject only to the first sentence of
            ----------------------
of Section 16.1, Tenant accepts the Premises in its present "as is" condition as of the date hereof. The taking of possession of the Premises for Tenant's use shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises and the Office Building were in good and satisfactory condition, subject to the first sentence of Section 16.1.

     16.    REPAIRS:
            -------

            16.1 Landlord warrants that, as of the delivery of the Initial Premises, First Expansion Space and Second Expansion Space to Tenant according to Section 54 of this Lease, each such portion of the Premises then being delivered to Tenant shall comply with all applicable laws, and the electrical, emergency, plumbing, heating, ventilating, air conditioning, security and mechanical systems for each portion of the Premises will be in good and working condition as to the Commencement Date. Tenant shall have 90 days from the Commencement Date to notify Landlord in writing if any of the foregoing building systems are not in good and working order as of such date. Tenant shall have 90 days from the First Expansion Commencement Date to notify landlord in writing if any of the above building systems in the First Expansion Space are not in good and working condition. Tenant shall have 90 days from the Second Expansion Commencement Date to notify Landlord in writing if any of the above building systems in the Second Expansion Space are not in good and working condition. If Tenant has not notified Landlord in writing that any of such building systems are not in good and working order within the applicable 90 day period, Tenant shall conclusively be deemed to have accepted such building systems in their then "as is" condition, and Landlord's covenant shall have no further force or effect. Tenant shall, at Tenant's own expense, maintain and keep the Premises, in good condition and repair during the Lease Term, except only for reasonable wear and tear and damage by fire or other casualty not caused by fire or other casualty not caused by Tenant's negligence.

                                               Tenant:  [Initials appear here]
                                                        ------------------------
                                             Landlord:  [Initials appear here]
                                                        ------------------------

Landlord shall maintain in good repair and condition, during the Lease Term, the roof, foundation, exterior walls and other structural components of the Office Building, the electrical, emergency, plumbing, heating, ventilating, air conditioning, security and other mechanical equipment and systems serving the Office Building generally, the parking areas on the Office Building, the driveways, walkways, lobbies, entrances, hallways, stairways and elevators providing access to the Office Building and the Premises, and any other Common Areas, provided that Landlord shall pass through expenses relating to such maintenance to Tenant as Operating Expenses to the extent set forth in
Section 5.1.1 of this Lease. Tenant shall, at Tenant's expense but under the direction of Landlord, promptly repair, and make replacements where necessary, any injury or damage to the Office Building, including but not limited to, any and all broken glass, caused by Tenant, Tenant's employees, agents, servants, and licensees.

            16.2. Tenant shall give Landlord notice of any and all accidents to or defects in any plumbing, electrical, air-cooling or heating system located in, servicing or passing through the Premises, or in any part or appurtenance of the Premises as soon as practicable after Tenant receives notice of any such accident or defect.

            16.3. If the Premises are or become infested with vermin, Landlord, at Tenant's expense, shall cause the same to be exterminated from time to time to the satisfaction of Landlord and Tenant.

            16.4.   In performing its obligations to furnish any services under
Section 12 of this Lease and to perform maintenance, repairs and replacement under this Section 16, Landlord shall use a management company reasonably acceptable to Tenant. If Landlord fails within ten days after written notice to furnish any services or to commence any such required maintenance, repairs or replacements and thereafter to proceed with diligence to complete such maintenance, repairs or replacements, if Landlord's failure to furnish such services or commence such maintenance, repairs or replacements adversely affects Tenant's ability to operate in the Premises, Tenant may obtain such services or perform such maintenance, repairs or replacements and obtain reimbursement from Landlord for Tenant's reasonable, out-of-pocket expenses incurred by Tenant in obtaining such services and performing such maintenance, repairs and replacements, but in no event will Tenant have a right of offset for such amounts against any rent or other payments due hereunder. If Tenant fails after ten (10) days' written notice to commence repairs required under this Lease to be made by Tenant and thereafter to proceed with continuity and diligence to complete such repairs, the same may be made by Landlord, at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible by Landlord as Additional Rent after rendition of a bill or statement therefor.



                                                Tenant: [Initials appear here]
                                                        -----------------------
                                              Landlord: [Initials appear here]
                                                        -----------------------

     17.    ALTERATIONS:
            -----------

            17.1 Tenant shall make no alterations, additions, or improvements to the Premises ("Alterations") without the written consent of Landlord. Landlord agrees not to withhold unreasonably its consent to any Alterations which are nonstructural and which do not materially or adversely affect the Office Building's mechanical systems or services, proposed to be made by Tenant to adapt the Premises for the Permitted Use, provided that (i) the plans and specifications showing such Alterations are prepared by an engineer or architect reasonably approved by Landlord, (ii) such Alterations are performed only by contractors or mechanics reasonably approved by Landlord, (iii) such Alterations do not affect any part of the Office Building other than the Premises, (iv) such Alterations do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Office Building, and (v) such Alterations do not reduce the value or utility of the Office Building and are not visible from the exterior of the Premises or the Common Areas. Notwithstanding anything to the contrary contained herein, (a) subject to compliance with the all the laws and Landlord's reasonable approval of the plans, Tenant may modify the exterior of the Office Building to accommodate an exterior balcony on the second floor similar to the one existing on the third floor and (b) Tenant need not obtain Landlord's consent for Alterations of a purely cosmetic nature (e.g. painting or installation of wall covering or carpeting) or other nonstructural Alterations which do not materially or adversely affect the Office Building's mechanical systems or services, the estimated cost of the labor and material for which Alterations in any one instance (or in a series of instances effectuating a single alteration plan) does not exceed $5,000.00 (collectively, "Cosmetic Alterations") provided that
(a) such Cosmetic Alterations are performed by contractors reasonably acceptable to Landlord, (b) Landlord shall have received, at least ten (10) days prior to the commencement of such Cosmetic Alterations, notice of the Cosmetic Alterations together with certificates of insurance required to be maintained by such contractors and copies of any existing drawings, plans and specifications prepared with respect to such Cosmetic Alterations, and (c) the terms and provisions of this Lease regarding such Alterations are otherwise fully complied with Except as otherwise provided in this Section 17, all Alterations shall be done at Tenant's expense. Tenant shall be required to obtain all appropriate governmental permits and approvals at Tenant's expense prior to the beginning of any such work in the Premises. All work by Tenant shall be performed in a good and workmanlike manner, in compliance with all applicable law.

            17.2 Prior to making any Alterations other than Cosmetic Alterations, Tenant, (i) shall submit to Landlord or any person Landlord designates to act for the purposes described in this Section 17 ("Landlord's Consultant") detailed plans and specifications

                                               Tenant:  [Initials appear here]
                                                        ------------------------

                                             Landlord:  [Initials appear here]
                                                        ------------------------

(including layout, architectural, mechanical and structural drawings stamped by a professional engineer or architect licensed in the State of Florida and reasonably approved by Landlord) for each proposed Alteration and shall not commence any such Alterations without first obtaining landlord's approval of such plans and specifications (which approval Landlord agrees not to withhold, delay or condition unreasonably, (ii) shall, at Tenant's expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies, and (iii) shall furnish to Landlord duplicate original policies of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alterations) and comprehensive public liability (including property damage coverage) insurance in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord and its agents as additional insureds. Notwithstanding the provision of the preceding sentence to the contrary, to the extent any of the requirements set forth in items (i) and (ii) above are unnecessary given the nature and scope of Tenant's planned Alterations Landlord agrees to waive the same upon Tenant's request. Upon completion of such Alterations, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alterations required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof.
All Alterations shall be made and performed in accordance with the ADA, including, but not limited to, the accessibility provisions thereof; all materials and equipment to be incorporated in the Premises as a result of all Alterations shall be comparable to or better than the quality of such materials and equipment existing on the Commencement Date of this Lease; and no materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. If at the time Tenant requests Landlord's approval of Alterations under this Section 17.2 less than four years remains in the Lease Term (as it may be extended under this Lease), Landlord may designate Alterations which Tenant must remove at the end of the Lease Term ("Designated Property") at Tenant's expense.

            17.3 All contractors and technicians performing work for Tenant within the Premises or Office Building shall be referred to Landlord for approval before performing such work. This provision shall apply to all work including, but not limited to, installation of telephones, telegraph, and telex equipment, electrical devices and attachments, and all installations affecting floors, walls, window, doors, ceilings, equipment or any physical feature of the Office Building or the Premises. None of this work shall be done by Tenant without Landlord's prior written approval, which shall not be unreasonably withheld.

            17.4 Except for Designated Property and Tenant's removable trade fixtures and personal property and any other removable


                                                Tenant: [Initials appear here]
                                                        ------------------------
                                              Landlord: [Initials appear here]
                                                        ------------------------

Alterations which Landlord agrees to treat as Tenant's property before such Alterations are constructed or installed (all of the foregoing, "Tenant's Property"), all Alterations made to or installed on the Premises by Tenant or by Landlord for Tenant's benefit (including, but not limited to, floor covering, wall covering, wall and ceiling light fixtures, carpets, drapes and drapery hardware) shall be the property of Landlord during the Lease Term and shall, at Landlord's option, remain the property of Landlord upon the Expiration Date or earlier termination of this Lease. Landlord will not unreasonably withhold its agreement to treat removable Alterations as Tenant's Property. No later than the expiration of the Lease Term, Tenant shall remove all of the Designated Property and Tenant's Property and Tenant shall repair all injury done by or in connection with the removal of said property and surrender the Premises (together with all keys to the Premises) in as good a condition as they were after the completion of Tenant's Initial Improvements and subsequent Alterations other than Designation Property, reasonable wear and tear, fire and other casualty and eminent domain excepted. All property of Tenant, whether part of Alterations or otherwise, remaining on the Premises after the expiration of the Lease Term shall be deemed conclusively abandoned and may, at the election of Landlord, either be retained as Landlord's property or be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same and for the repair of damage caused by such removal and for restoring the Premises as required hereunder.

     18.    CONSTRUCTION LIENS:
            ------------------

            18.1 Tenant shall discharge by payment or bond all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and shall indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorneys' fees, disbursements and costs reasonably incurred, at the trial or appellate level, in and about the defense of any suit in discharging the Premises or the Office Building or any part of them from any liens, judgments, or encumbrances caused or suffered by Tenant or in any other way arising from, growing out of or related to Tenant's Initial Improvements or any Alterations except if paid directly by Landlord, and for payment of which Landlord is solely responsible. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the lien within five (5) business days after the date Tenant first becomes aware of the same. The provisions of this Subsection 18.1 shall survive the termination of this Lease.

            18.2 Tenant shall not have any authority to create any liens for labor or material on Landlord's or other third party's interest in the Premises or the Office Building and all persons contracting with Tenant for the destruction or removal of any facilities or other improvements on or about the Premises, and all materialmen, contractors, subcontractors, mechanics, and laborers are

                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------
hereby charged with notice that they must look only to Tenant and to Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant. Tenant shall comply with Florida Statutes, Section 713.10, as amended from time to time, by notifying all of its contractors that the interest of Landlord shall not be subject to liens for improvements made by Tenant and shall provide proof of such notices to Landlord in form satisfactory to Landlord.

     19.  INDEMNIFICATION:
          ---------------

          19.1. In consideration of the Premises being leased to Tenant for the above-described rent, Tenant covenants and agrees that (i) Tenant, at all times, does and shall indemnify and hold harmless Landlord from all losses, claims, damages, injuries, liabilities, litigation and other expenses, and attorneys' fees, disbursements and costs, including those for appellate matters, which may arise or be claimed against Landlord and be in favor of any persons, firms or corporations, for any injuries or damages to the person or property of any persons, firms or corporations, consequent upon, arising from, growing out of or related to the use or occupancy of the Premises by Tenant, or any acts or negligence of Tenant, its agents, servants, employees, licensees, visitors, customers, patrons or invitees, or Tenant's failure to comply with any laws, statutes, ordinances, codes or regulations applicable to the Premises or Tenant's use of the Premises as provided in this Lease; and (ii) Landlord shall not be liable to Tenant for any damages, losses or injuries to the persons or property of Tenant which may be caused by the acts, neglect, omissions or faults of any persons, firms or corporations, except when such injury, loss or damage results directly from the negligence or willful malfeasance of Landlord, its agents, servants or employees acting in the scope of their agency or employment. Tenant acknowledges that the hold harmless, defense and indemnity provisions of this Section 19 are material to Landlord and Tenant's breach of these provisions in any way whatsoever shall constitute a material breach of this Lease.

          19.2. In case Landlord shall be made a party to any litigation commenced against Tenant (except if related to the acts or negligence of Landlord, its agents, employees or contractors or a breach by Landlord of its obligations under this Lease), then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees, disbursements and costs incurred or paid by Landlord in connection with such litigation and any appeal thereof. In case Tenant shall be made a party to any litigation commenced against Landlord (except if related to the use, operation or occupancy of the Premises or the acts or negligence of Tenant, its agents, employees, or contractors or a breach by Tenant of its obligations under this Lease), then Landlord shall protect and hold harmless Tenant and shall pay all costs, expenses, attorneys' fees,

                                                Tenant:  [Initials appear here]
                                                         ----------------------

                                              Landlord:  [Initials appear here]
                                                         ----------------------
disbursements and costs incurred or paid by Tenant in connection with such litigation and any appeal thereof.

            19.3. Tenant agrees that all personal property brought into the Premises or the Office Building by Tenant, its employees, servants, agents, and licensees shall be at the sole risk of Tenant, such employees, servants, agents and licensees. Landlord shall not be liable for theft of any such property or of any money deposited in the Premises or the Office Building, or for any damages to such property; such theft or damage shall be the sole responsibility of Tenant. Tenant shall not rely on Landlord nor hold Landlord responsible for provision of security. The provisions of this Section 19 shall survive the termination of this Lease.

      20.   INSURANCE:
            ---------

            20.1. Tenant shall not do or permit to be done any act or thing upon the Premises or elsewhere in the Office Building which will invalidate or be in conflict with any insurance policies covering the Office Building and the fixtures and property therein, but Landlord warrants that the use of the Premises for the Permitted Uses will not cause any such invalidation or conflict. Tenant at its own expense shall comply with all rules, orders, regulations, or requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction to the extent applicable to Tenant's use of the Premises. If Landlord's insurance premiums exceed the standard premium rates because the nature of Tenant's operations on the Premises, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums as Additional Rent.

            20.2. At all times during the Lease Term, Tenant shall keep Tenant's Property insured against loss or damage by fire or other casualty, with fire and extended coverage insurance in an amount equal to not less than one hundred percent (100%) of the full replacement value of such items, written by one or more responsible insurance companies acceptable to Landlord and licensed to do business in the State of Florida, naming Tenant as the insured, and Landlord as additional insured and certificate holder. Each such policy shall contain a replacement cost endorsement and shall be non-cancelable for any cause without first giving Landlord thirty (30) days' prior written notice.

            20.3. At all times during the Lease Term, Tenant shall maintain in force a policy or policies of commercial general liability insurance, including property damage and Tenant's obligations under Section 21.2(i), written by one or more responsible insurance companies rated Best A+ or better and naming a financial rating of at least "13", reasonably acceptable to Landlord and licensed to do business in the State of Florida, in form reasonably acceptable to Landlord, insuring


                                                Tenant: [Initials appear here]
                                                        -----------------------

                                              Landlord: [Initials appear here]
                                                        -----------------------

Tenant and naming Landlord and Landlord's managing agent as additional insureds and naming Landlord as a certified holder, against loss of life, bodily injury and/or property damage with respect to the Premises and the business operated by Tenant in the Premises, in which the limit of public liability shall be not less than Two Million and No/100 Dollars ($2,000,000.00) combined single limit bodily injury and property damage liability on an occurrence basis with no policy aggregate, or such amount as Landlord may require from time to time in its reasonable discretion. Each such policy shall be non-cancelable for any cause without first giving Landlord thirty (30) days' prior written notice. Tenant's maintaining insurance as required under the Lease shall not diminish Tenant's liability under this Lease.

            20.4. A copy of the insurance policies required in this Section 20 or an acceptable certificate of such insurance shall be delivered to Landlord on or before the Commencement Date. Evidence of renewal of such policies shall be delivered to Landlord not later than thirty (30) days before the expiration of each policy. If such evidence is not so delivered to Landlord within five (5) days after written notice from Landlord to Tenant, Landlord may, but shall not be obligated to, obtain all or a portion of such insurance, all costs of which shall be paid by Tenant to Landlord as Additional Rent promptly upon Landlord's giving notice to Tenant of such costs.

            20.5. If Tenant is reasonably able to obtain a waiver of its insurance company's rights of subrogation against Landlord, to the extent of the insurance proceeds received by Tenant, Tenant waives any and all rights of recovery against Landlord and Landlord's managing agent for or arising out of damage to or destruction of any property of Tenant from causes then included under standard fire and extended coverage insurance policies or endorsements under Tenant's insurance policies, and Tenant shall use reasonable efforts to obtain a waiver from the carrier of Tenant's insurance on the Premises releasing such carrier's subrogation rights as against Landlord and landlord's managing agent.

            20.6 Landlord shall maintain during the Lease Term (as may be extended pursuant to Section 53) (i) insurance covering the Office Building under an "all risk" policy of insurance with a full replacement value endorsement if reasonably obtainable (and, if not, in the maximum amount of coverage otherwise available) and (ii) a policy of commercial general liability insurance indemnifying Landlord against all claims, actions and damages for bodily injury or personal injury to, or death of, persons or damage to property on or about the Office Building, written on an "occurrence" basis, in amounts not less than $2,000,000. Landlord shall deliver to Tenant a certificate evidencing such insurance before the Commencement Date and a certificate evidencing the renewal of such insurance at least 30 days before the expiration of any policy. All policies of such insurance shall be non-

                                               Tenant:  [Initials appear here]
                                                        ------------------------
                                             Landlord:  [Initials appear here]
                                                        ------------------------
cancelable for any cause without first giving Tenant 30 days or prior written notice. If, ten days after written notice from Tenant, Landlord fails to maintain such insurance, Tenant may, but shall not be obligated to, obtain all or any portion of such insurance, and Tenant shall have the right to apply all reasonable costs of obtaining such insurance as a credit against Base Rent and other charges due under this Lease. Notwithstanding any other provision of this Lease, if Landlord is reasonably able to obtain a waiver of its insurance company's rights of subrogation against Tenant, to the extent of insurance proceeds received by Landlord, Landlord waives all rights of recovery against Tenant for or arising out of damage to or destruction of any property of Landlord from causes then included under such all risk insurance policy or any other insurance carried by Landlord on the Office Building, and Landlord shall use reasonable efforts to obtain a waiver from the carrier of Landlord's insurance on the Office Building releasing such carrier's rights of subrogation against Tenant.

      21.   DAMAGE OR DESTRUCTION:
            ---------------------

            21.1 If the Premises or any part of the Office Building shall be damaged by fire or other casualty, and if such damage does not render twenty-five percent (25%) or more of the Premises untenantable, then Landlord shall proceed to repair and restore the Premises to its condition preceding the damage, subject to provisions of this Section 21. If the Premises is damaged by fire or other casualty and twenty five (25%) or more of the Premises is rendered untenantable or if the Office Building shall be damaged by fire or other casualty such that, in Landlord's opinion, substantial alteration or construction of the Office Building shall be required, then Landlord shall, within ninety (90) days and in good faith estimate the length of time required substantially to complete the repairs and restoration of the damage and notify Tenant of such estimate. If the estimate is for more than one hundred eighty
(180) days from date of casualty, then Landlord may terminate this Lease. If the estimate is for more than two hundred seventy (270) days, then either Landlord or Tenant may terminate this Lease. In either event, the termination shall be effective as of the later of the date of the notice of termination or the date Tenant vacates the Premises and removes all of its property therefrom. Landlord may give its notice of termination simultaneously with its estimate; Tenant shall give its notice of termination within twenty (20) days of its receipt of Landlord's estimate.

            21.2 If this Lease is not terminated as provided in Subsection 21.1, Landlord shall proceed with reasonable diligence to repair and restore the Premises to its condition preceding the damage subject to the provisions of this
Section 21, to reasonable delays for insurance adjustment, to Force Majeure, and to then-applicable building zoning laws, codes and regulations. Landlord shall have


                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------
no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, if such repairs and restoration are not in fact completed within Landlord's estimated time period, so long as Landlord shall have proceeded with reasonable due diligence. Notwithstanding anything to the contrary in this Lease, (a) if any damage which would cost more than $50,000.00 to repair shall occur during the last two (2) Lease Years, Landlord shall have the option to terminate this Lease by written notice to Tenant and in such event this Lease shall terminate on the later of the date of the notice of termination or the date Tenant vacates the Premises and removes all of its property therefrom to the extent required under Section 17.4 of this Lease (provided that Tenant can eliminate Landlord's right to terminate the Lease in this Subparagraph (a) if Tenant exercises its next option to extend the Lease (if available) within five
(5) days of notice from Landlord of its termination of the Lease), and (b) Landlord shall not be obligated to repair or restore the Premises or the Office Building if a holder of a mortgage or underlying leasehold applies proceeds of insurance to the loan or lease payment balance, and the remaining proceeds, if any, available to Landlord are insufficient to pay for such repair or restoration. Wherever in this Section 21 reference is made to restoration of the Premises, Landlord's obligations shall not include Tenant's Property, the restoration of which shall be Tenant's sole responsibility.

            21.3. During any time that the Premises is materially damaged due to causes set forth in this Section 21, and as a result thereof Tenant is unable to occupy or use the damaged portion of the Premises in its normal course of business, the Base Rent and Additional Rent shall be abated in an amount bearing the same ratio to the total of such rent for such period as the unusable portion of the Premises bears to the entire Premises. Full Base Rent and Additional Rent shall recommence upon substantial completion of restoration of the Premises.

            21.4 During any period of Tenant's repair and restoration of Tenant's Property following substantial completion of Landlord's repair and restoration work, Base Rent and Additional Rent shall be payable as if said fire or other casualty had not occurred.

     22.    EMINENT DOMAIN:
            --------------

            22.1. If any part of the building constituting a portion of the Office Building, other than a part not interfering with maintenance, operation or use of the Premises or the Office Building, is taken by condemnation or eminent domain (including purchase in lieu of condemnation) during the Lease Term, Landlord may elect, by giving notice to Tenant within sixty (60) days of the date of such taking, to terminate this Lease or to continue it in effect.


                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------

          22.2. If any part of the building constituting a portion of the Office Building is taken by condemnation or eminent domain (including purchase in lieu of condemnation), Tenant may elect, by giving notice to Landlord within sixty (60) days of Tenant's receiving notice of such taking from either Landlord or the taking authority, to terminate this Lease. If all of the Premises is taken by condemnation or eminent domain, this Lease shall terminate on the date of taking.

          22.3. If there is a taking as described in this Section 22 which renders a portion of the Premises permanently unusable for its intended use, the Base Rent and Additional Rent shall be reduced in the proportion of the area of Premises so taken to the entire Premises. If this Lease should terminate under any provisions of this Section 22, Base Rent and Additional Rent shall be payable on a daily basis up to the date of termination.

          22.4. All sums awarded (or agreed upon between Landlord and the condemning authority) for the taking of the interest of Landlord or Tenant or both of them, whether as damages or as compensation, and whether for partial or total condemnation, will be the property of Landlord and Tenant hereby assigns to Landlord, Tenant's claim for the value of its leasehold interest. Tenant may, however, pursue any claim of business damages and damages to Tenant's Property and cost of relocation against the condemning authority, so long as such claim will not diminish Landlord's award.

     23.  PARKING:
          -------
          Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents to them, while in or about any parking areas.

     24.  ESTOPPEL STATEMENT:  Tenant shall from time to time, upon not less
          ------------------
than ten (10) days' prior request by Landlord, a purchaser of Landlord's interest or any mortgagee, deliver to Landlord or a party designated by Landlord or any mortgagee, as the case may be a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease as modified is in full force and effect and stating the modifications); (b) the dates to which the Base Rent, Additional Rent and other charges have been paid; (c) to the best of Tenant's knowledge, that Landlord is not in default under any provisions of this Lease (or, if in default, the nature of the default in detail); (d) the Commencement and Expiration Dates of this Lease and the annual Base Rent and current Additional Rent required to be paid by Tenant under this Lease; (e) that Tenant accepts the Premises and (f) any other accurate statements reasonably required by Landlord or its mortgagee or prospective mortgagee or other lender or purchaser.

                                                Tenant: [Initials appear here]
                                                        ------------------------
                                                        [Initials appear here]
                                              Landlord: ------------------------

     25.  NON-DISTURBANCE, SUBORDINATION, AND ATTORNMENT OF LEASE:
          -------------------------------------------------------

          25.1. Landlord shall deliver to Tenant an agreement (a "Non-Disturbance Agreement") from the holder of any mortgage or deed of trust or the lessor under any ground lease or overlease which now or hereafter encumbers or relates to any interest in the Office Building, in a form reasonably acceptable to such holder or lessor and which does not materially adversely affect Tenant's rights under this Lease, except relating to insurance proceeds and/or condemnation awards, which agreement shall provide that, if any such holder forecloses its mortgage or deed of trust or any such lessor terminates its ground lease or overlease, or if any such holder or lessor otherwise succeeds to Landlord's interest in this Lease or the Office Building, provided Tenant is not in default hereunder after any applicable notice and the expiration of any applicable grace period, such holder or lessor shall recognize Tenant's rights under this Lease, shall not disturb Tenant's tenancy of the Premises under this Lease, and shall assume Landlord's obligations under this Lease, subject to the limitations set forth in the last sentence of
Section 25.1.2 of this Lease and such other limitations as do not materially adversely affect Tenant's rights under this Lease. Provided Tenant receives a Non-Disturbance Agreement from each such present or future holder of Lessor, Tenant shall agree in each Non-Disturbance Agreement that:

               25.1.1. This Lease shall be subject and subordinate to any such mortgage, deed of trust, ground lease or overlease, and to any amendment, modification renewal or extension thereof;

               25.1.2. If any such holder forecloses its mortgage or deed of trust or any such lessor terminates its ground lease or overlease, or if any such holder or lessor otherwise succeeds to Landlord's interest in this Lease or the Office Building, or if the interests of Landlord under this Lease shall be transferred to any person or entity in any way either voluntarily or by reason of foreclosure or other proceedings for enforcement of any mortgage or lease encumbering all or part of, the Office Building or the Premises, Tenant shall be bound and shall attorn to such transferee, holder or lessor as its landlord ("Purchaser") for the balance of the Lease Term, and any extensions or renewals of this Lease which may be effected in accordance with the terms and provisions of this Lease, with the same force and effect as if Purchaser were the landlord under this Lease, said attornment to be effective and self-operative without the execution of any further instruments upon Purchaser succeeding to the interest of Landlord under this Lease. Notwithstanding the provisions of the foregoing sentence, Tenant shall, within ten (10) days of request of Landlord or the holder of any such lease or mortgage, execute and deliver such instrument that such successor landlord may reasonably request to evidence such attornment. Notwithstanding the

                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------
                                    Page 33
foregoing, (a) such holder or lessor shall have no liability for refusal or failure to fund, perform or complete Tenant's Initial Improvements; (b) such holder or lessor shall not be liable for any act, default or negligence of any predecessor landlord under this Lease, but such holder or lessor shall be obligated, as landlord under this Lease, to cure any continuing condition at the Office Building that materially interferes with Tenant's use or occupancy of the Premises; (c) such holder or lessor shall not be bound by any previous modification of this Lease not expressly provided for in this Lease or by any previous prepayment of more than one month of rent, unless such modification or prepayment shall have been expressly approved in writing by such holder or lessor; and (d) such holder or lessor shall not be obligated to repair, restore, replace or rebuild the Office Building or the Premises, in case of total or substantially total damage or destruction, beyond such repair, restoration and/or rebuilding as can reasonably be accomplished with the net proceeds of insurance actually received by, or made available to, such holder or lessor.

          25.2 In the event of any act or omission by Landlord, if any, which would or may give Tenant the right to diminish, abate or suspend rent or terminate this Lease or to claim a partial or total eviction, Tenant shall not exercise any such right until:

                  25.2.1. Tenant has given written notice of any such act or omission to the holder of any leasehold mortgage or of any fee mortgage and to any over landlord whose names and addresses have been furnished to Tenant by notice in the manner described in Section 35; and

                  25.2.2. A reasonable period of time for remedying such act or omission shall have elapsed following receipt of such notice during which the parties to whom such notice has been given, or any of them, after the receipt of such notice has not commenced with reasonable diligence to remedy such act or omission or to cause the same to be remedied.

     26.  (INTENTIONALLY DELETED)
          -----------------------

     27.  ASSIGNMENT AND SUBLETTING
          -------------------------

          27.1 Tenant shall not make or permit an assignment, pledging, mortgaging, encumbrance, subletting or use (whether for desk space, mailing privileges or otherwise) by parties other than Tenant, of all or a portion of the Premises or of Lessee's interest in this Lease (a "Transfer"), without the prior written consent of Landlord in each instance except with respect to Transfers to an individual, partnership, limited liability company, corporation or other business organization controlling, controlled by or under common control with

                                      Tenant:  [Initials appear here]
                                               ------------------------

                                    Landlord:  [Initials appear here]
                                               ------------------------

Tenant or a successor by merger or consolidation of or into Tenant or by sale of all or substantially all of the assets of Tenant (any of the foregoing, "Tenant Affiliate"). Landlord's consent to an assignment or sublease or occupancy of a portion of the Premises by a third party shall not be unreasonably withheld, provided that the requirements of Subsection 27.4 and other subsections of this
Section 27 are met.  Any Transfer in contravention of the provisions of this
Section 27 shall be void.

                27.2. If Tenant desires to Transfer this Lease or all or part of the Premises, Tenant shall give notice thereof to Landlord and, except for Transfers to Tenant Affiliates, the notice shall be accompanied by (a) a letter signed by the proposed assignee or sublessee setting forth all of the material business terms of the proposed assignment or sublease, the effective or commencement date of which shall be not more than one hundred and eighty (180) days after the giving of such notice; and (b) a statement setting forth in reasonable detail the identity of the proposed assignee, subtenant, or an occupant or user of the Premises other than Tenant (whether of desk space, mailing privileges, or otherwise) or other transferee (a "Transferee"), the nature of its business and its proposed use of the Premises.

                27.3. If Landlord approves a proposed sublease or assignment, Tenant shall promptly, on receipt, pay Landlord 50% of all profit arising from the Transfer of Tenant's interest under this Lease.

                27.4. Providing that this Lease is in full force and effect and that a Tenant Default has not occurred which continues after notice and the expiration of any applicable grace period as of the time of Landlord's consent, and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing) to the proposed assignment or sublease; shall not be unreasonably withheld, provided and upon condition that:

                        27.4.1. Tenant shall have complied with the provisions of Subsection 27.2;

                        27.4.2. In Landlord's reasonable judgment, the proposed assignee or subtenant or occupant is engaged in a business or activity, which is limited to the use of the Premises for the Permitted Use;

                        27.4.3. The proposed assignee or subtenant or occupant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord

                                      Tenant: [Initials appear here]
                                              ------------------------
                                              [Initials appear here]
                                    Landlord: ------------------------
has been furnished with current financial information, including without limitation, its most recent financial report;

              27.4.4. The form of the proposed sublease or instrument of assignment or occupancy comply with the applicable provisions of this Section 27;

              27.4.5. There shall not be more than a total of three (3) occupants (other than Tenant and Tenant Affiliates) of the Premises;

              27.4.6. The proposed subtenant or assignee or occupant shall not be entitled, directly of indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of the State of Florida;

              27.4.7. Neither (a) the proposed assignee or sublessee nor (b) any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee, is then in occupancy of any part of the Office Building;

              27.4.8. The proposed assignee or sublessee is not a person with whom Landlord has been or is then negotiating to lease space in the Office Building;

              27.4.9. The proposed occupancy shall not increase the office cleaning or other requirements or impose an extra burden upon services to be supplied by Landlord to Tenant.

      27.5. In the event of a Transfer of this Lease, after a Tenant Default and notice to Tenant, Landlord may collect rent from the Transferee and apply the net amount collected to the Base Rent or Additional Rent reserved in this Lease, but no Transfer or collection shall be deemed a waiver of the provisions of this Lease, the acceptance of the Transferee as tenant, or a release of Tenant from the further performance by Tenant of covenants and obligations on the part of Tenant contained in this Lease. The consent by Landlord to a Transfer shall not in any way by construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further Transfer. In no event shall any permitted Transferee (other than a Tenant Affiliate) transfer its interest, without Landlord's prior written consent in each instance.

      27.6. In the event that (a) Landlord fails to consent to a proposed Transfer, and (b) Tenant fails to execute and deliver the Transfer instrument to which Landlord consented within ninety (90) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Subsection 27.2.


                                               Tenant: [Initials appear here]
                                                       -------------------------

                                             Landlord: [Initials appear here]
                                                       -------------------------

            27.7. With respect to each and every Transfer authorized by Landlord under the provisions of this Lease, it is further agreed that:

                   27.7.1. No subletting shall be for a term ending later than one (1) day prior to the Expiration Date;

                   27.7.2. No Transfer instrument shall be delivered, and no third party shall take possession of the Premises until an executed counterpart of such instrument has been delivered to Landlord;

                   27.7.3. Each Transfer instrument shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant under any Transfer instrument, and the Transferee shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such Transfer instrument, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such instrument, (b) be subject to any counterclaim, offset or defense, not expressly provided in such instrument, which theretofore accrued to such Transferee against Tenant, (c) be bound by any previous modification of such instrument not expressly consented to in writing by Landlord or by any previous prepayment of more than one (1) month's Base Rent and Additional Rent or (d) be obligated to perform any work in the Premises or the Office Building or to prepare them for occupancy beyond Landlord's obligations under this Lease. The provisions of this Section 27 shall be self-operative and no further instrument shall be required to give effect to this provision.

                   27.8. If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange, the provisions of Section 27 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant to an entity other than a Tenant Affiliate as if such transfer of a majority of the stock of Tenant were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, provided that in any of such events (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or
(2) the net worth of Tenant herein named on the date of this Lease, and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. If Tenant is a partnership, the provisions of Section 27

                                           Tenant: [Initials appear here]
                                                   ----------------------

                                         Landlord: [Initials appear here]
                                                   ----------------------
shall apply to a transfer (by one or more transferees) of a majority interest in the partnership, as if such transfer were an assignment of this Lease.

             27.9. Any Transfer shall be made only if, and shall not be effective until, the Transferee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the Transferee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the Transferee shall agree that the provisions in Section 27 shall notwithstanding such Transfer, continue to be binding upon it in respect of all future Transfers. The original named Tenant covenants that, notwithstandidng any Transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Base Rent and/or Additional Rent by Landlord from a Transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Base
Rent and Additional Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed. Notwithstanding the foregoing, in the event of a Transfer to a Tenant Affiliate, the Transfer shall be effective if Tenant delivers the Assumption Agreement to Landlord within 30 days from the date of the Transfer.

             27.10. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant,'s part to be performed shall not be discharged, released or impaired by any agreement made by Landlord extending the time, or modifying any of the obligations of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

             27.11. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Office Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any transfer.

             27.12. If Landlord shall recover the Premises before the Expiration Date or earlier termination of the Lease Term, Landlord shall have the right, at its option, to take over any subleases or other occupancy agreements of the Premises. Tenant expressly assigns and transfers to Landlord such of the subleases and other occupancy agreements as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord or successor by Landlord to Tenant's estate in the Premises at which time Tenant shall upon request of Landlord execute, acknowledge and deliver to Landlord such further instruments as may be necessary to vest in Landlord the then existing subleases. Every subletting and
                                                 Tenant: [Initials appear here]
                                                         ----------------------
                                               Landlord: [Initials appear here]
                                                         ----------------------
occupancy is subject to this condition and by its acceptance of and entry into a sublease or other occupancy agreement, each subtenant and occupant shall be deemed conclusively to have thereby agreed that from and after the termination of this Lease or re-entry by Landlord or of Landlord's successor to Tenant's estate, that the subtenant or occupant shall waive any right to surrender possession or to terminate the sublease or other occupancy agreement and, at Landlord's election, such subtenant or occupant shall be bound to Landlord for the balance of the term of such sublease or occupancy agreement and shall attorn to and recognize Landlord as its landlord, under all of the then executory terms of such sublease or other occupancy agreement, except that Landlord shall not
(a) be liable for any previous act, omission or negligence of Tenant, (b) be subject to any counterclaim, defense or offset not expressly provided for in such sublease or occupancy agreement, which theretofore accrued to such subtenant or occupant against Tenant, (c) be bound by any previous modification or amendment of such sublease or occupancy agreement not expressly agreed to by Landlord or by any previous prepayment of more than one (1) month's Base Rent and Additional Rent which shall be payable as provided in the sublease or occupancy agreement, or (d) be obligated to perform any work in the Office Building or the Premises (to prepare them for occupancy) beyond Landlord's obligations under this Lease. The subtenant or occupant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment.

     28.  SUCCESSORS AND ASSIGNS:  All terms, provisions, covenants and
          ----------------------
conditions to be observed and performed by Tenant shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, personal representatives, successors and assigns, subject, however, to the restrictions as to Transfers by Tenant as provided in this Lease. All covenants of this Lease shall be deemed to be covenants running with the land.

     29.  INSOLVENCY, DEFAULT:
          -------------------

          29.1. Landlord and Tenant agree that the following events shall be "Tenant Defaults" under this Lease:

                 29.1.1. if Tenant, or any general partner of Tenant if Tenant is a partnership, or any one of the persons or entities constituting Tenant if Tenant is more than one person or entity, or any guarantor or assignee or any person primarily or secondarily liable for Tenant's obligations under this Lease, shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal or state reorganization or composition proceeding or make a general assignment to or for the benefit of creditors or take the benefit of any insolvency law or

                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------

                 29.1.2. if Tenant's interest under this Lease shall be sold under any execution or process of law; or

                 29.1.3. if a trustee in bankruptcy or a receiver be appointed or elected or had for Tenant or any general partner of Tenant if Tenant is a partnership or any one of the persons or entities constituting Tenant if Tenant is more than one person or entity or any guarantor or assignee or any person primarily or secondarily liable for Tenant's obligations under this Lease and such trustee or receiver is not dismissed within sixty (60) days; or

                 29.1.4.  if the Premises shall be abandoned; or

                 29.1.5. if Tenant shall default in the payment when due of any installment of Base Rent, Additional Rent and/or any other sum due under this Lease and such default shall continue for a period of three (3) days after notice by Landlord to Tenant of such default; or

                 29.1.6. if Tenant or any general partner of Tenant if Tenant is a partnership, or any of the persons or entities constituting Tenant if Tenant is more than one person or entity, or any guarantor or assignee or any person primarily or secondarily liable for Tenant's obligations under this Lease, shall fail to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed other than the covenants for the payment of Base Rent and Additional Rent, and Tenant shall fail to remedy such default within fifteen (15) days after notice by Landlord to Tenant of such default, or if such notice is of such a nature that it cannot be completely remedied within such fifteen (15) day period and Tenant shall not commence to cure within said period and shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

                 29.1.7. if, as a result of the acts or omissions of Tenant, its employees, agents, contractors, guests or invitees, there be any lien, judgment, writ, assessment, charge, attachment or execution on Landlord's or Tenant's interest in this Lease or the Premises, or the fixtures, improvements and furnishings thereon which is not removed within twenty (20) days of the date of Tenant receiving notice thereof.

          29.2 In the event of a Tenant Default described in Subsection 29.1, at the option of Landlord, Landlord may:

                 29.2.1. terminate this Lease and the Lease Term shall expire and end; or

                                              Tenant:  [Initials appear here]
                                                       ------------------------

                                            Landlord:  [Initials appear here]
                                                       ------------------------

            29.2.2. terminate Tenant's right to possession only, without termination of this Lease or the Lease Term; and/or

            29.2.3. exercise any rights or use any remedies or procedures available in law or equity, which may be cumulative with those in Subsections 29.2.1 or 29.2.2.

     29.3.  In connection with any of such events described in Subsection 29.2:

            29.3.1 Tenant shall be responsible for all costs, direct and indirect, of Landlord in retaking possession of and reletting the Premises including but not limited to attorneys' fees, brokerage charges, court costs, advertising costs, costs of removal, storage and disposition of property, costs of refurbishing, repairing and rebuilding the Premises and the costs of tenant inducements in reletting ("Costs of Possession and Reletting");

            29.3.2. Tenant shall immediately, upon notice from Landlord (which may have been included in a prior notice such as that given pursuant to Subsection 29.1.5 or 29.1.6) surrender the Premises to Landlord;

            29.3.3. Landlord may reenter the Premises and remove all persons and property without being liable for trespass, eviction, forcible detainer or entry or damages;

            29.3.4. Landlord may enforce any lien on Tenant's property and/or may treat Tenant's property as abandoned and do with it whatever Landlord may elect without any accounting to Tenant;

            29.3.5. As an alternative to further recovery of payments of Base Rent and Additional Rent due under this Lease, Landlord may declare due and payable, and Tenant shall then immediately pay, all remaining Base Rent and Additional Rent payable under this Lease during the balance of the Lease Term calculated on projections prepared by Landlord in good faith based on past history of increases in Additional Rent, together with all costs of Possession and Reletting. Notwithstanding the foregoing, with respect to any portion of the Premises that remains unleased, Landlord may obtain a judgment against Tenant only for such sums as would become due and payable within 12 months after the date of the judgment. Thereafter, Landlord may, on motion, obtain additional judgments from time to time for any additional sums that would become due and payable within 12 months after the date of any such subsequent judgment; and/or


                                           Tenant: [Initials appear here]
                                                   ------------------------

                                         Landlord: [Initials appear here]
                                                   ----------------------

               29.3.6 Landlord may relet the Premises in its own name or otherwise, in which event:

                    29.3.6.1 Tenant shall be responsible and immediately pay Landlord for any deficiency in the net amount (less Costs of Possession and Reletting) collected by Landlord during each payment period under any such lease below the amount, if any, which is owed by Tenant under this Lease but as yet unpaid attributable to the equivalent payment period;

                    29.3.6.2. Landlord shall credit Tenant for net amounts (less Costs of Possession and Reletting) actually, received for each payment period under the new lease against amounts owed by Tenant under this Lease but as yet unpaid attributable to the equivalent pay period;

                    29.3.6.3 If Tenant has actually paid Landlord the Base Rent and/or Additional Rent for the equivalent pay period described in Subsection 29.3.6.2, then the net amount actually received by Landlord for such pay period (up to the amount paid by Tenant attributable to the equivalent pay period) shall be credited against amounts owing by Tenant but unpaid as to other payment periods or Costs of Possession and Reletting; if no such amounts remain, the applicable sums collected by Landlord for the current payment period shall be refunded to Tenant.

            29.4 Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to do so, or, in the event of any such reletting, for refusal or failure to collect any Base Rent and/or Additional Rent due upon any such reletting, and no such failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, replacement, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Landlord may relet on any terms Landlord deems proper and may make such alterations, repairs, replacement and/or decoration in and to the Premises as Landlord in its sole judgment may then consider advisable. In no event will Tenant be entitled to receive the excess, if any, of rents or other sums collected over the sums payable by Tenant to Landlord under this Lease.

     30.    ADDITIONAL LANDLORD RIGHTS; LATE FEES:
            -------------------------------------

            30.1 If Tenant shall default in the observance or performance of any term or covenant on Tenant's part of be observed or


                                                Tenant: [Initials appear here]
                                                        ------------------------

                                              Landlord: [Initials appear here]
                                                        ------------------------
performed under or by virtue of any of the terms or provisions of this Lease, and if Tenant shall fail to commence a cure of such default within fifteen (15) days after written notice from Landlord (except in the case of an emergency in which event no notice to Tenant shall be required) and/or to complete such cure with diligence and continuity, Landlord may at any time thereafter perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of maney in connection therewith including but not limited to reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be Additional Rent and shall be paid by Tenant to Landlord within five (5) days of rendition to Tenant of any bill or statement therefor.

            30.2. In the event Tenant fails to pay any installment of Base Rent, Additional Rent or other sums payable under this Lease as and when such installment or other charge is due, Tenant shall pay to Landlord on demand in addition to such installment (a) an administrative fee of $100 to help defray the additional cost to Landlord for processing such late payments, and (b) if not cured within the cure period, if any, for a default, interest on the overdue amount based on a rate equal to fifteen percent (15%) per annum or, if less, the maximum rate permitted by applicable law, of the amount unpaid computed from the date such payment was due and including the date of payment. The provisions for such late charges shall be in additional to all of Landlord's other rights and remedies under this Lease or at law or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     31.    TENANT CLAIMS: If at any time Tenant shall claim Landlord to be in
            -------------
default or assert any defense to payment of Base Rent, Additional Rent or other sums due under this Lease, other than the defense of complete previous payment and the Tenant's rights under Section 20.6 of this Lease, Tenant may not withhold any payments under this Lease but must, as a condition precedent to the making of any such claim or defense pay all sums to Landlord without automatically prejudicing Tenant's position. This provision is a material inducement to Landlord to execute this Lease.

     32.    WAIVER OF DEFAULT:  No waiver by either party of a default by the
            -----------------
other party shall be implied. No express waiver by either party shall affect any default other than the default specified in such waiver and that only for the time and extension stated in the waiver. No waiver of any term, provision, condition or covenant of this Lease by either party shall be deemed to imply or constitute a further waiver by such party of any other term, provision, condition or covenant of this Lease. Landlord's acceptance of the payment of rental or other payments under this Lease after the occurrence of an event of


                                               Tenant:  [Initials appear here]
                                                        ------------------------

                                             Landlord:  [Initials appear here]
                                                        ------------------------
default shall not be construed as a waiver of such default, unless Landlord shall have so notified Tenant in writing. In addition to any rights and remedies specifically granted Landlord in this Lease, Landlord shall be entitled to all rights and remedies available at law and in equity. All rights and remedies granted to Landlord in this Lease, by law and in equity, shall be cumulative and not mutually exclusive.

     33.  LIEN ON TENANT PROPERTY:      In no event shall any material or
          -----------------------
equipment be incorporated in or added by Tenant to the Premises so as to become a fixture or otherwise part of the Office Building which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security agreement or any form of title retention agreement.

     34.  RIGHT OF ENTRY:        Landlord, or any of its agents, shall have the
          --------------
right to enter the Premises during all reasonable hours, upon reasonable prior notice (except in the event of an emergency) which notice need not be in writing, (a) to show the Premises to prospective purchasers, mortgagees, lessees (within the last 12 months of the Lease Term) or assignees of all or part of the Office Building or any interest in it, (b) to examine the Premises or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation of the Premises or the Office Building, (c) to exhibit the Premises at any time within one hundred eighty (180) days before the expiration of this Lease, or (d) to remove placards, signs, fixtures, Alterations or additions which do not conform to this Lease; provided, however, regarding subparagraphs (a) through (c) above, Landlord uses reasonable efforts to avoid material interference with Tenants use and occupancy of the Premises. In exercising its rights under this Section 34, Landlord shall have the right to take all necessary materials and equipment into the Premises and to store them within the Premises during any repairs or maintenance. Any entry and activity by Landlord which is permitted under this Section 34 shall not entitle Tenant to any rent abatement, shall not constitute an eviction of Tenant, and shall not in any way violate any provision of this Lease; provided, however, regarding subparagraphs (a) through (c) above, Landlord uses reasonable efforts to avoid material interference with Tenants use and occupancy of the Premises. In exercising its rights under this Section 34, Landlord shall at all times have the right of entry by master key or, in the event of emergency if Tenant is not present, by force, without incurring liability therefor.

     35.  NOTICE:      Any notice given Landlord as provided for in this Lease
          ------
shall be in writing and sent to Landlord by prepaid, registered or certified mail or nationally recognized overnight delivery service addressed to each of the following: (i) McGrath & Meyers, 5725 Corporate Way, Suite 101, West Palm Beach, Florida 33407,


                                               Tenant: [Initials appear here]
                                                       ------------------------
                                             Landlord: [Initials appear here]
                                                       ------------------------

Attn: Gail Meyers; (ii) Peter Halmos, c/o Robert Arnold, Esq., 6400 N.W. 6th Way, Ft. Lauderdale, Florida 33309, and (iii) Steven Halmos, New River Center, Suite 1730, 200 E. Las Olas Blvd., Ft Lauderdale, Florida 33301, and to Landlord's mortgages at such address as it may designate to Tenant from time to time. Any notice to be given Tenant under the terms of this Lease, unless stated otherwise in the Lease, shall be in writing and shall be sent by prepaid, registered or certified mail (return receipt requested) or nationally recognized overnight delivery service to the office of Tenant in the Office Building or personally delivered to an agent or officer of Tenant, with a copy delivered to Testa, Hurwitz and Thibeault, High Street Tower, 125 High Street, Boston MA 02110, Attn: Real Estate Department. All bills, statements, demands, notices, letters, requests or other communications by Landlord may be given by Landlord's agent or attorney, on behalf of Landlord. Either party, from time to time, by such notice, may specify another address within the continental United States to which subsequent notice shall be sent or delivered. Notice shall be deemed given on the date it is actually received or on the date receipt is refused. If Tenant or any guarantor is no longer doing business or otherwise available for delivery of mail at the last notice address on Landlord's records, or if registered or certified mail or overnight delivery service is refused, then notice may be given by posting on the Premises, in which event notice shall be deemed given at time of posting. In order for any notice by Tenant to be effective exercise by Tenant of any right under this Lease, such notice must identify the right which is intended to be exercised, and must specify that the notice given is intended to be exercised.

     36. ATTORNEYS' AND ACCOUNTANTS' FEES: If Tenant defaults in the performance of any of the terms, provisions, covenants and conditions of this Lease and by reason of such default Landlord employs the services of an attorney or accountant to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events Landlord shall be entitled to reasonable attorney' fees incurred by Landlord pertaining to such matters and in enforcement of any remedy. If Landlord defaults in the performance of any of the terms, provisions, convenants and conditions of this Lease and by reason of such default Tenant employs the services of an attorney or accountant to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events Tenant shall be entitled to reasonable attorneys' fees incurred by Tenant pertaining to such matters and in enforcement of such remedy. Wherever in this Lease reference is made to attorneys' fees, such fees shall be deemed to include attorneys' fees (including paralegals' and similar support personnel's) and accountants' fees and all expenses, disbursements and costs (including disbursements, costs and fees relating to any appeal).

                                               Tenant:  [Initials appear here]
                                                        ------------------------
                                             Landlord:  [Initials appear here]
                                                        ------------------------

     37.  CONDITION OF PREMISES ON TERMINATION OF LEASE AND HOLDING OVER:
          --------------------------------------------------------------

          37.1. Tenant shall surrender to Landlord, on the Expiration Date or upon the earlier termination of this Lease, the Premises in as good condition as the Premises were at the time Tenant first occupied the Office Building after Tenant's Initial Improvements were completed, ordinary wear and tear, and damage by fire or other casualty and eminent domain, only excepted. If Tenant does not immediately surrender the Premises to Landlord at the end of the Lease Term, then Tenant shall pay to Landlord 150% of the amount of monthly installment of the Base Rent and Additional Rent paid by Tenant for the last month of the Lease Term for each month or portion thereof that Tenant holds over plus all damages that Landlord may suffer on account of Tenant's failure so to surrender to Landlord possession of the Premises, and shall indemnify and save Landlord harmless from and against all claims made by any succeeding tenant of the Premises or broker procuring such tenant, against Landlord arising from, growing out of or related to delay of Landlord in delivering possession of the Premises to said succeeding tenant, so far as such delay is occasioned by failure of Tenant so to surrender the Premises in accordance with this Lease or otherwise.

          37.2. No receipt of money by Landlord from Tenant after termination of this Lease or the service of any notice of commencement of any suit or final judgment for possession shall reinstate, continue or extend the Lease Term or affect any such notice, demand, suit or judgment.

          37.3. No act or thing done by Landlord or its agents, including acceptance of keys to the Premises, during the Lease Term shall be deemed and acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it be made in writing and subscribed by a duly authorized officer or agent of Landlord.

          37.4. All obligations of Tenant under this Lease not fully performed as of the Expiration Date or earlier termination of the Lease Term shall survive the Lease Term, including without limitation all payment obligations with respect to taxes and insurance, all obligations concerning the condition of the Premises, and all indemnification obligations.

     38.  OCCUPANCY AND PERSONAL PROPERTY TAX:  Tenant shall be responsible for
          -----------------------------------
and shall pay before delinquency all municipal, county or state taxes assessed during the Lease Term against any occupancy interest or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

                                              Tenant:  [Initials appear here]
                                                       ------------------------

                                            Landlord:  [Initials appear here]
                                                       ------------------------

     39.    SIGNS:
            -----
            Landlord shall have the right to install signs on the Office Building and to change the Officer Building's name and street address. Subject to the approval of applicable governmental authorities and landlord's reasonable approval as to location size and aesthetics, Tenant shall have the right at its sole cost and expense to place it corporate standard signature on the exterior of the Office Building and on the monument signs at the entrances to the parking lots. No other sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant, visible from, or on any part of, the outside of the Premises without Landlord's prior written consent which may, in Landlord's sole discretion, be unreasonably withheld. Tenant shall not, except to designate Tenant's business address (and then only in a reasonably conventional manner and without emphasis or display), use the name Cypress Creek or any variation of it for any purpose whatsoever.

     40.    WAIVER OF TRIAL BY JURY:  Landlord and Tenant mutually agree that
            -----------------------
the respective parties to this Lease shall and do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. This waiver is knowingly and voluntarily given; Tenant acknowledges that this provision is a material inducement to Landlord to enter into this Lease. Tenant further agrees that it shall not interpose any counterclaim and Landlord shall waive its affirmative defense arising from Tenant's failure to assert a compulsory counterclaim) in a summary proceeding or in any action based upon non-payment of rent or any other payment required of Tenant under this Lease.

     41.    HAZARDOUS MATERIALS:   Landlord represents that as of the date
            -------------------
hereof it has no knowledge of any hazardous materials in the Office Building. Landlord shall at its sole cost and expense remediate any hazardous materials in the Office Building in violation of applicable environmental laws which (i) exist as of the date hereof or (ii) are subsequently placed thereon by Landlord, employees or contractors (but not by other tenants, who shall be responsible to remediate environmental violations caused by them). Landlord shall indemnify, defend and hold tenant harmless from any claims, liabilities, injuries, damages, costs and expenses (including attorneys' fees) relating to Landlord's failure to remediate hazardous materials as required pursuant to this Section 41. Landlord and Tenant are aware that there is an underground fuel tank at the Office Building, but Landlord has no knowledge of any violations of environmental laws relating thereto.



                                               Tenant:   [Initials appear here]
                                                         ----------------------
                                             Landlord:   [Initials appear here]
                                                         ----------------------

     42.     INVALIDITY OF PROVISION:  If any term, provision, covenant or
             -----------------------
condition of this Lease or the application of it to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, provision, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each other provision, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law. This Lease shall be construed in accordance with the laws of the State of Florida, excluding its conflict of law principles. The venue for any lawsuit arising out of this Lease shall be Broward County, Florida.

     43.     MISCELLANEOUS:
             -------------

             43.1 The terms "Landlord" and "Tenant" as contained in this Lease shall include singular and plural, masculine, feminine and neuter, heirs, successors, executors, administrators, personal representatives and assigns, wherever the context so requires or admits. The terms, provisions, covenants and conditions of this Lease are expressed in the total language of this Lease Agreement. The section headings are inserted solely for the convenience of the reader and shall not be deemed to limit or expand any of the provisions of this Lease. Any reference to exhibits, schedules or riders to this Lease refers to those exhibits, schedules, riders or other documents attached to this Lease, which are incorporated in and made a part of this Lease. Any formally executed addendum to or modification of this Lease, including modifications described in
Section 25, shall be expressly deemed incorporated in this Lease by reference unless a contrary intention is clearly stated in such addendum or modification.

             43.2 Nothing in this Lease shall prevent Landlord from selling, transferring or conveying or in any way affect Landlord's right to sell, transfer or convey, to one or more parties all or any part of the Office Building, or in any underlying lease. If any such sale, transfer or conveyance includes the Premises, Tenant shall pay all rents and other amounts due under this Lease to the party acquiring such interest upon receipt of notice from Landlord of such sale, transfer or conveyance. If Landlord's interest in the Office Building, the Premises or this Lease is sold or transferred, the seller or transferor shall be automatically and entirely released of and from all covenants and obligations under this Lease arising or accruing from and after the date of such conveyance or transfer, provided the purchaser or transferee has assumed and agreed to carry out all covenants and obligations of Landlord under this Lease arising or accruing after the date of the transfer, it being intended that the covenants and obligation contained in this Lease to be performed on the part of the Landlord shall be binding upon Landlord, its successors and assigns, only with respect to matters arising during their respective successive periods of ownership. Tenant shall neither assert nor seek to enforce


                                                Tenant:   [Initials appear here]
                                                          ----------------------

                                              Landlord:   [Initials appear here]
                                                          ----------------------
any claim for breach of this Lease against any of Landlord's other assets other than Landlord's interest in the Office Building and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the like, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This subsection shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than Landlord's interest in said property, as aforesaid. In no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for incidental or consequential damages.

        43.3. Whenever in this Lease Tenant has agreed to indemnify, protect, defend or hold harmless Landlord for any matter or from anything, whatsoever, or to release Landlord from any liability under this Lease, the term "Landlord" shall also be deemed to include Landlord's beneficiaries, its agents, servants and employees.

        43.4. No payment by Tenant or receipt of payment by Landlord of an amount less than the full amount then due Landlord under this Lease shall be construed as anything other than a partial payment of such sum then due and owing. No endorsement or statement on any check or letter or any form of payment or accompanying document shall be deemed to be an accord and satisfaction or other form of settlement; Landlord may accept any such payment without prejudice to its rights to recover the balance of sums due and owing under this Lease or to pursue any other remedy permitted under this Lease.

        43.5. In those instances in this Lease where a specific time period is given for Landlord's performance, and in which notice is waived or in which a time period is stated which includes a provision for notice from Tenant and opportunity to cure, such provisions shall apply. In all other instances in which Landlord may be in default under this Lease, Landlord shall not be deemed in default unless Tenant has given Landlord notice and fifteen (15) days' opportunity to cure Landlord's breach (or, if such breach is not susceptible of cure in such time, Landlord shall begin such cure within such fifteen (15) day period and diligently and continuously pursue it to substantial completion).




                                                Tenant: [Initials appear here]
                                                        ----------------------

                                              Landlord: [Initials appear here]
                                                        ----------------------

        43.6. Tenant shall furnish Landlord, within five (5) business days after Landlord's request therefor, an updated, current 10-K and annual report.

   44.  (INTENTIONALLY DELETED)
        -----------------------

   45.  RADON GAS NOTICE:  Pursuant to Florida Statutes Section 404.056(8),
        ----------------
Landlord hereby makes, and Tenant hereby acknowledges, the following notification:

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

   46.  (INTENTIONALLY DELETED)
        -----------------------

   47.  ENTIRE AGREEMENT:  This Lease contains the entire agreement between the
        ----------------
parties to this Lease and all previous negotiations are merged in this Lease. This Lease may be modified only by an agreement in writing signed and sealed by Landlord and Tenant. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties except such as are expressed in this Lease. The parties acknowledge that both are sophisticated and knowledgeable in the subject matter of this Lease, both are represented by counsel, and both have contributed substantially to the content of this Lease. No surrender of the Premises, or of the remainder of the Lease Term, shall be valid unless accepted by Landlord in writing. This Lease shall not be more strictly construed against either party to it by reason of one party's preparing all or a portion of it.

   48.  BROKERAGE:  Landlord and Tenant each represents and warrants to the
        ---------
other that it has dealt with no broker, agent, salesperson, finder or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the Broker listed in Subsection 1.2. Landlord and Tenant each agrees to indemnify and hold to the other harmless from and against any claims by any other broker, agent, salesperson, finder or other person claiming a commission or other form of compensation by virtue of having dealt with Landlord or Tenant, respectively, with regard to this leasing transaction, Landlord shall pay all commissions payable or due to the Broker. The provisions of this Section 48 shall survive the termination of this Lease.

   49. FORCE MAJEURE: Neither Landlord nor Tenant shall be required to perform any term, condition, or covenant in this Lease so


                                               Tenant:  [Initials appear here]
                                                        ----------------------

                                             Landlord:  [Initials appear here]
                                                        ----------------------
long as such performance is delayed or prevented by "Force Majeure", which shall mean labor controversies, strikes and lockouts (whether lawful or not) either industry-wide or with third parties other than Landlord and Tenant, respectively, acts of God, material or labor unavailability, inability to obtain fuel or power, catastrophes, national or local emergencies, restrictions by any governmental authority, civil riots, floods, and any other causes not reasonably within the control of Landlord or Tenant and which by the exercise of due diligence Landlord or Tenant, respectively, is unable, wholly or in part, to prevent or overcome. Lack of money shall not be deemed Force Majeure.

        50.   SHORT FORM LEASE:    Upon request by Landlord or Tenant, Landlord
              ----------------
and Tenant shall execute a short form lease in recordable form setting forth the name of the parties, the Lease Term, a summary of the provisions of this Lease, and the description of the Premises sufficient to provide record notice of this Lease, which short form lease may be recorded. Tenant shall not record this Lease.

        51.   RELATIONSHIP OF PARTIES:    Nothing contained in this Lease or any
              -----------------------
act of Landlord or Tenant shall be deemed or construed by Landlord, Tenant or any third party to create the relationship of principal and agent, partnership, joint venture or any association whatsoever between Landlord and Tenant, other than the relationship of landlord and tenant.

        52.   DELIVERY OF LEASE INSTRUMENT:    Submission of this Lease for
              ----------------------------
examination does not constitute an offer, right of first refusal, reservation of or option for the Premises or any other space or premises in, on or about the Office Building. This Lease becomes effective as a lease only upon execution and delivery by both Landlord and Tenant. If Tenant is a corporation, then Tenant and the individual executing this Lease on behalf of Tenant personally represents and warrants to Landlord that (a) the execution and delivery of this Lease has been duly authorized by the Board of Directors of Tenant and (b) either (i) the making of this Lease does not require any vote or consent of shareholders or (ii) all required votes or consent shave been duly taken or obtained and Tenant shall deliver to Landlord within 30 days from the date hereof a certificate from Tenant's corporate secretary certifying the foregoing matters. The individual executing this Lease on behalf of Landlord personally represents and warrants to Tenant that (a) he/she is a partner in the partnership that constitutes Landlord, (b) the execution and delivery of this Lease is within the powers and authority of the party doing so on behalf of Landlord and (c) either (i) the making of this Lease does not require any vote or consent of all of such partners, or (ii) all required votes or consents have been duly taken and obtained.


                                         Tenant: [Initials appear here]
                                                 ----------------------
                                       Landlord: [Initials appear here]
                                                 ----------------------

     53.     OPTION TO EXTEND:
             ----------------

             53.1 Tenant shall have the right, at its option, to extend the Lease Term for three periods of five years each (each is referred to as an "Extension Term"); provided and upon the condition that from the time of the exercise of such option through the end of the then current Lease Term or Extension Term, this Lease shall be in full force and effect and a Tenant Default shall not occur and continue after notice and the expiration of the applicable grace period. The first Extension Term shall commence on the day after the Expiration Date and shall expire five years thereafter unless the first Extension Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. The second Extension Term shall commence on the day after the First Extension Expiration Date and shall expire five years thereafter unless the second Extension Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. The third Extension Term shall commence on the day after the Second Extension Expiration Date and shall expire 5 years thereafter unless the third Extension Term shall sooner end pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Tenant shall give Landlord written notice of Tenant's intention to exercise each such option on or before the end of the seventh (7th) month prior to the Expiration Date (or First Extension Expiration Date or Second Extension Expiration Date, as applicable), the time of exercise being of the essence. All of the terms, covenants and conditions of this Lease shall continue in full force and effect during each Extension Term, except for increases in Base Rent as provided in Section 1.1. Base Rent during the Extension Terms shall be as determined in accordance with Subsection 1.1 and this Section 53.

             53.2 For the purposes of this Lease, the "Fair Market Rent: shall mean the fair market annual rental rate in effect as of the commencement of the applicable Extension Term for leases of premises comparable to the Premises in the Cypress Creek submarket, for a term of five years, and on such other terms and conditions as are set forth in this Lease.

             53.3 By notice delivered to Landlord, no earlier than twelve months before the commencement of each Extension Term, as the case may be, Tenant may request that Landlord notify Tenant in writing of Landlord's determination of the Fair Market Rent for such Extension Term. Within 30 days after such request, Landlord shall notify Tenant in writing of the Fair Market Rent for such Extension Term, as calculated by Landlord ("Landlord's Estimate").
 Tenant shall have a period of fifteen days following Tenant's receipt of Landlord's Estimate in which to accept or reject Landlord's Estimate or to reach an agreement with Landlord for a different Fair Market Rent. If Landlord and Tenant are unable to agree to a Fair Market Rent within


                                                Tenant:   [Initials appear here]
                                                          ----------------------
                                                          [Initials appear here]
                                              Landlord:   ----------------------
such fifteen-day period, Tenant may demand arbitration of the Fair Market Rent for such Extension Term by delivering to Landlord written notice (an "Arbitration Notice") within 30 days after Tenant's receipt of Landlord's Estimate, which Arbitration Notice shall set forth the Fair Market Rent, as calculated by Tenant, and shall designate a person to act as an arbitrator of the Fair Market Rent. If Tenant fails to deliver to Landlord an Arbitration Notice within such 30 day period, the Fair Market Rent set forth in Landlord's Estimate shall be deemed to be the correct calculation of Fair Market Rent for such Extension Term. Within seven days after receiving an Arbitration Notice, Landlord shall, by written notice to Tenant, appoint a second arbitrator. If Landlord fails to appoint a second arbitrator within such seven-day period, the Fair Market Rent set forth in the Arbitration Notice shall be deemed to be the correct calculation of the Fair Market Rent for such Extension Term.

              53.4 Within seven days after the designation of the second arbitrator by Landlord, the two arbitrators together shall appoint a third arbitrator (the "Arbitrator"). Within seven days after the designation of the Arbitrator, Landlord and Tenant shall submit their respective positions with respect to the calculation of Fair Market Rent to the Arbitrator. The Arbitrator shall conduct such hearings and investigations as he or she deems appropriate. Within fifteen days after the designation of the Arbitrator, the Arbitrator shall determine the Fair Market Rent for such Extension Term. The Fair Market Rent, as determined by the Arbitrator, shall be binding upon Landlord and Tenant the applicable to the first thirty (30) months of the applicable Extension Term and subject to the 10% increase thereafter as provided in Section 1.1.

              53.5 All arbitrators under this Section 53 shall be Members of the Appraisal Institute and shall have at least ten years of experience in the appraisal of commercial real estate in the suburban Fort Lauderdale area. Landlord and Tenant shall each be responsible for the costs of the arbitrator which they appoint and shall share equally the cost of the Arbitrator.

              53.6 The provisions of this Section 53 are personal to the named Tenant and Tenant Affiliates and shall not be available to any other person or entity including, without limitation, Tenant's permitted assignees, successors or sublessees (other than Tenant Affiliates).

         54.  DELIVERY OF PREMISES:
              --------------------

              54.1. Landlord shall deliver the Initial Premises to Tenant within two (2) business days from the date hereof. Landlord shall deliver the First Expansion Space to Tenant on the day which is the earlier of one year from the Commencement Date or 30 days after

                                               Tenant:[Initials appear here]
                                                      ----------------------

                                             Landlord:[Initials appear here]
                                                      ----------------------

Tenant furnishes notice to Landlord requesting such space. Landlord shall deliver the Second Expansion Space to Tenant on the day which is the earlier of 2 years from the Commencement Date or 30 days after Tenant furnishes notice to Landlord requesting such space. The third floor is conclusively deemed to contain 23,506 rentable square feet. The First Expansion Space and Second Expansion Space are shown on Exhibit "C" annexed hereto. Landlord shall deliver the Initial Premises, the First Expansion Space and the Second Expansion Space to Tenant free of other tenants and occupants, in broom clean condition and free of personal property not owned by Tenant, and otherwise in such condition as exists as of the date of this Lease.

               54.2. Provided a Tenant Default has not occurred which continues after notice and the expiration of the applicable grace period under Section
29.1 of this Lease, Tenant may, on 30 days' written notice to Landlord, elect to lease the Dining Room. If Tenant so elects, Landlord shall deliver to Tenant, within thirty (30) days of receiving such notice from Tenant, the Dining Room, free of Tenants and occupants other than Tenant, in broom clean condition and free of personal property not owned by Tenant, and otherwise in such condition as exists as of the date of this Lease. The Dining Room is conclusively deemed to consist of 1,133 rentable square feet. Tenant will be obligated to pay Tenant's Proportionate Share of Operating Expenses with regard to the Dining Room from the date such space is added to the Premises, but the Base Rent for such space will not commence until the First Expansion Rent Commencement Date.

          55.  RIGHT OF FIRST REFUSAL:
               ----------------------

               55.1 Provided a Tenant Default has not occurred which continues after notice and the expiration of the applicable grace period under Section
29.1 of this Lease, Tenant shall have a right of first refusal in the event Landlord decides to sell the Office Building to an unrelated third party. This right of first refusal shall not apply to any transfer or sale of the Office Building to any related or affiliated person or entity controlling, controlled by or under common control with Landlord. In the event Landlord receives a written offer (including a letter of intent) to purchase the Office Building, Landlord shall forward same to Tenant, and Tenant shall have 15 days to exercise its right of first refusal to purchase the Office Building on the same terms and conditions as are set forth in the written offer. If Tenant elects to exercise its right of first refusal, it shall, within said 15 day period, furnish Landlord written notification of Tenant's election to exercise its right of first refusal to purchase the Office Building on the same terms and conditions as are set forth in the third party offer, and Tenant shall, within ten business days of receipt from Landlord, execute a contract of purchase and sale furnished by Landlord encompassing the terms and provisions in the third party offer accompanied by any earnest money deposit set forth in


                                                Tenant: [Initials appear here]
                                                       -------------------------

                                              Landlord: [Initials appear here]
                                                       -------------------------
the third party, offer or, if the deposit is not set forth in the third party offer, a deposit, equal to 10% of the purchase price. Closing shall occur as provided in the third party offer and, if no time frame for closing is provided in the third party offer, closing shall occur 60 days after Tenant's execution of the contract of purchase and sale. Tenant's right of first refusal shall be one time only and, if Tenant shall fail to exercise its right of first refusal the first time, such right of first refusal shall be terminated, null and void and of no force and effect regardless of whether or not Landlord sells the Office Building pursuant to such offer, and Tenant shall not have any right of first refusal with respect to any subsequent offers to purchase the Office Building. If Tenant fails to exercise such right of first refusal in a proper and timely manner Landlord shall be free to sell the Office Building according to a contract of purchase and sale with such purchaser which may include terms and conditions that are not materially inconsistent with, or more favorable than, the terms and conditions of such offer.

        LANDLORD and TENANT have signed, sealed and delivered this Lease in multiple counterparts, all of which constitute but one Lease, as of the day and year first above written.


                                            TENANT:
WITNESSES:                                  CITRIX SYSTEMS, INC.


/s/ James LaRock                            By:
- ------------------------------                 ------------------------------
/s/ Marc-Andre Boisseau
- ------------------------------                               [CORPORATE SEAL]


                                            LANDLORD:
                                            HALMOS TRADING AND INVESTMENT
                                            COMPANY

/s/ Robert S. Arnold                        By:  PAH Corp
- ------------------------------                 -------------------------,Florida
/s/ Carolyn S. Peuser                       corporation
- ------------------------------
                                            By:  Peter A. Halmos, President






                                               Tenant: [Initials appear here]
                                                       ----------------------

                                             Landlord: [Initials appear here]
                                                       ----------------------

                                  EXHIBIT "A"

                                  DINING ROOM




                                                 Tenant: [Initials appear here]
                                                         ----------------------

                                               Landlord: [Initials appear here]
                                                         ----------------------

                                  EXHIBIT "B"

                         DESCRIPTION OF REAL PROPERTY


                                               Tenant:  [Initials appear here]
                                                        ------------------------

                                             Landlord:  [Initials appear here]
                                                        ------------------------

                                  EXHIBIT "C"

                             LOCATION OF PREMISES

                        CORPORATE PARK AT CYPRESS CREEK
                            PLAT BOOK 108, PAGE 11
                            LOTS 26, 27, 28 AND 29
                            BROWARD COUNTY, FLORIDA


                                               Tenant:  [Initials appear here]
                                                        ----------------------

                                             Landlord:  [Initials appear here]
                                                        ----------------------

                                  EXHIBIT "A"

                                  Dining Room
                                  Third Floor




                                   [LAYOUT]

                                  EXHIBIT "B"

                         Description of Real Property



Lots 26, 27, 28 and 29, of CORPORATE PARK AT CYPRESS CREEK, according to the Plat thereof, as recorded in Plat Book 108, at Page 11, of the Public Records of Broward County, Florida.

                                  EXHIBIT "C"

                             Location of Premises

                              "Initial Premises"


                              Entire First Floor

                                   [LAYOUT]




                              Entire Second Floor

                                   [LAYOUT]

                             Location of Premises

                            "First Expansion Space"


                                  Third Floor

                                   [LAYOUT]

                             Location of Premises

                           "Second Expansion Space"

                                  Third Floor



           [LAYOUT DRAWING OF "SECOND EXPANSION SPACE" APPEARS HERE]